Registration Nos. 333-00935
                                                                        811-7533

             As filed with the Securities and Exchange Commission on


                                  March 3, 2005
     ----------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         Pre-Effective Amendment No.                                          X
                                                                             ---

         Post-Effective Amendment No. 14                                      X
                                                                             ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No. 15                                                     X
                                                                             ---

                        (Check appropriate box or boxes)
                 ----------------------------------------------
                             The Lou Holland Trust
               (Exact Name of Registrant as Specified in Charter)

              One North Wacker Drive, Suite 700, Chicago, IL 60606
                    (Address of Principal Executive Office)

              Registrant's Telephone Number, including Area Code:
                                 (312) 553-4830
                           -------------------------
                                Louis A. Holland
                      c/o Holland Capital Management, L.P.
                             One North Wacker Drive
                                   Suite 700
                               Chicago, IL 60606
                    (Name and Address of Agent for Service)

                                   Copies to:
                                   Joan Boros

                              Edmund J. Zaharewicz

                                Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                             Suite 400 - East Lobby
                             Washington, D.C. 20007

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box):


____ immediately upon filing pursuant to paragraph (b)

____ on (date) pursuant to paragraph (b)


 X  60 days after filing pursuant to paragraph (a)(1)
____

____ on (date) pursuant to paragraph (a) (1)

____ 75 days after filing pursuant to paragraph (a) (2)

____ on (date) pursuant to paragraph (a)(2) of Rule 485

                              THE LOU HOLLAND TRUST

                             One North Wacker Drive
                                    Suite 700
                             Chicago, Illinois 60606

                               PROSPECTUS FOR THE

                                   GROWTH FUND

                             A "No-Load" Mutual Fund


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE
  SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE DISCLOSURE IN THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The date of this Prospectus is May 2, 2005

                                TABLE OF CONTENTS

Investment Objective                                                                             4
Principal Investment Strategies                                                                  4
Principal Investment Risks                                                                       4
Past Performance of the Growth Fund                                                              6
Fee Table and Expense Example                                                                    8
Fees and Expenses of the Growth Fund                                                             8
Example of Expenses You Would Pay as a Shareholder of the Growth Fund                            9
More Information About the Investment Strategies, Risks and Practices of the Growth Fund         10
Other Investment Strategies, Risks and Practices of the Growth Fund                              11
Portfolio Holdings Disclosure                                                                    13
Share Price                                                                                      13
Policy Regarding Short Term Trading                                                              13
How to Purchase Shares                                                                           14
Shareholder Services                                                                             16
Retirement Plans                                                                                 18
Dividends, Capital Gains Distributions and Taxes                                                 18
How to Redeem Shares                                                                             20
How the Trust is Managed                                                                         22

         Investment Manager                                                                      22
         Portfolio Managers                                                                      23
Financial Highlights                                                                             23
Notice of Privacy Policy and Practices                                                           25
Additional Information about The Lou Holland Trust and the Growth Fund                           25


                              THE LOU HOLLAND TRUST
                                   GROWTH FUND


The following overview of the Growth Fund (the "Fund") is a summary of important information you should know before investing. More detailed information about The Lou Holland Trust (the "Trust"), the Growth Fund's investment strategies and risks, and Holland Capital Management, L.P. (the "Investment Manager"), the Trust's investment adviser, is included elsewhere in this Prospectus.

INVESTMENT                   The Growth Fund primarily seeks long-term
OBJECTIVE                    growth of capital. The receipt of dividend income
                             is a secondary consideration.


PRINCIPAL INVESTMENT         The Growth Fund seeks to achieve its investment
STRATEGIES                          objective by investing primarily in common
                                    stocks of mid- to large-capitalization
                                    growth companies. In pursuing its investment objective, the Growth Fund maintains a diversified portfolio of equity securities of high quality companies that have earnings growing faster than the general market, strong management, and superior industry positions and/or niche products.


                             The Growth Fund considers mid-capitalization and large-capitalization companies to be those having market capitalizations (number of shares outstanding multiplied by share price) within the range of the companies included in the S&P 400 Mid-Cap Index or the Russell 1000 Index. The market capitalizations of companies in the Fund's portfolio and these indices change over time; the Fund will not automatically sell or cease to purchase a stock it already owns just because the market capitalization of the company falls outside this range.

                             While the Growth Fund invests primarily in U.S. companies, it may seek companies that are organized in foreign countries that exhibit the growth characteristics mentioned above.

PRINCIPAL                    All mutual funds are subject to various risks
INVESTMENT RISKS             associated with investing. The risks associated
                             with investing in a mutual fund are primarily determined by the securities in which it invests and the investment strategies it employs.
                             The ultimate risk to you when you invest in the Growth Fund, or any other mutual fund for that matter, is that you could lose money.

                             You should know that the market value of the Growth Fund's investments can be expected to fluctuate over time. Similarly, the amount of income generated by the Fund will fluctuate based on the composition of the Fund's assets and the level of interest and dividends paid on those assets. Since the Growth Fund seeks long-term growth of capital, an investment in the Growth Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

                             The Growth Fund is subject to the following principal investment risks while pursuing its investment objective:

MARKET RISK:           The market value of a security may fluctuate, sometimes
                       rapidly and unpredictably. This volatility may cause a security to be worth less than what was paid for it.
                       Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

MANAGER RISK:          The strategies used by the Growth Fund's Investment
                       Manager may fail to produce the intended result. The
                       Investment Manager's assessment of companies the securities of which are purchased for the Growth Fund may prove incorrect, resulting in losses or poor relative performance even in rising markets.

FOREIGN INVESTING      Foreign investing involves risks not typically associated
RISK:                  with U.S. investments. These include, among others, the
                       risk that the market value of a foreign security or the securities markets of a foreign country may be more volatile or perform differently than a security issued by a U.S. company or the U.S. securities markets due to, for example, adverse political, regulatory, economic or other developments affecting the particular foreign country. There is also the risk that an adverse change in currency exchange rates between U.S. dollars and a foreign currency may reduce the value of a security valued in, or based on, that foreign currency. Foreign investing may involve less publicly available information and more volatile or less liquid markets than investments in securities of U.S. issuers.
                       Investments in foreign countries can be affected by factors not present in the U.S., such as restrictions on receiving investment proceeds from a foreign country, confiscatory taxation, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting and financial disclosure requirements may be less revealing than U.S.
                       accounting practices and disclosure requirements.
                       Foreign regulation may be inadequate or irregular.
                       Owning foreign securities may cause the Growth Fund's share price to fluctuate more than if it held only domestic securities.

MID-CAPITALIZATION     The Growth Fund invests primarily in stocks of
INVESTING RISK:        mid-capitalization and large-capitalization companies.
                       The stocks of mid-capitalization companies entail greater risk and their prices may fluctuate more than those of the securities of larger, more-established companies.

PAST PERFORMANCE       The bar chart below shows the Growth Fund's performance
OF THE                 for each full calendar year  since the Fund's inception.
GROWTH FUND            The table that follows the bar chart shows average
                       annual total return (before and after taxes) for one and five year periods ended December 31, 2004, and since the Fund's inception on April 29, 1996. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund.
                       "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

                       This information is intended to give you an indication of the risks of investing in the Growth Fund by showing you changes in the Growth Fund's performance from year to year, and by showing how the Growth Fund's average annual total returns since its inception compare with those of three broad measures of stock market performance. Please remember that past performance (before and after taxes) is not an indication of how the Growth Fund, the S&P 500 Index, or the Russell 1000 Growth Index will perform in the future.

                       YEAR-BY-YEAR TOTAL RETURN

Bar Chart:
1997     27.92%
1998     35.75%
1999      9.01%
2000     -3.58%
2001     -5.17%
2002    -21.48%
2003     27.73%
2004     11.21%

Since its inception on April 29, 1996, the Growth Fund's highest return for a calendar quarter was 24.03% (quarter ending December 31, 1998) and its lowest return for a calendar quarter was -15.81% (quarter ending September 30, 2002).

AVERAGE ANNUAL TOTAL RETURN

For the periods
Ended December 31, 2004

                                      One Year     Five Years    Since Inception
                                                                  April 29, 1996
     ---------------------------------------------------------------------------
     LOU HOLLAND GROWTH FUND
     ---------------------------------------------------------------------------
     Return Before Taxes               11.21%         .38%            9.58%
     ---------------------------------------------------------------------------
     Return After Taxes on
     Distributions                     10.97%       -0.21%            9.06%
     ---------------------------------------------------------------------------
     Return After Taxes on
     Distributions and Sale Of
     Fund Shares                        7.48%        0.17%            8.29%
     ---------------------------------------------------------------------------
     S&P 500 INDEX*                    10.88%       -2.30%            9.10%
     RUSSELL 1000 GROWTH INDEX*         6.30%       -9.29%            6.21
     (Indices reflect no deductions
     for fees, expenses or taxes)
     ---------------------------------------------------------------------------

* S&P 500 Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

     Russell 1000 Growth Index - An unmanaged index which measures the performance of a subset of approximately 622 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.


     After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

                              THE LOU HOLLAND TRUST
                                   GROWTH FUND

                          FEE TABLE AND EXPENSE EXAMPLE


FEES AND EXPENSES      When you purchase shares of a mutual fund, you pay the
OF THE                 fees and expenses associated  with its operation. This
GROWTH FUND            table describes the fees and expenses that you may pay if
                       you buy and hold shares of the Growth Fund.

                       SHAREHOLDER FEES (fees paid directly from your investment)
                       Sales Load Imposed on Purchases                           None
                       Sales Load Imposed on Reinvested Dividends............... None
                       Deferred Sales Load Imposed on Redemptions............... None

                       Redemption Fee........................................... None#

                       ANNUAL GROWTH FUND OPERATING EXPENSES (expenses that
                       are deducted from Growth Fund assets)
                       Investment Management Fee................................ 0.85%*
                       Distribution (12b-1) Fees................................ None
                       Other Expenses........................................... 1.03%
                                                                                -------
                       Gross Total Operating Expenses........................... 1.88%
                       Less Fee Waiver & Expense Reimbursement **............... 0.53%
                                                                                -------
                       Net Total Operating Expenses............................. 1.35%
                                                                                =======


                       * The Investment Management Fee declines at specified breakpoints as the Growth Fund's assets increase.


                       ** The Investment Manager has contractually agreed to waive its fees and reimburse other expenses of the Growth Fund to the extent that the Growth Fund's "Total Operating Expenses" exceed 1.35%. This agreement may be terminated only by the Trust's Board of Trustees. As a result of the agreement, the Growth Fund actually paid 1.35% of Total Operating Expenses during its fiscal year ended December 31, 2004 and not 1.88%.

                       # The Growth Fund's Transfer Agent, U.S. Bank, charges a fee of $15 for transmittal of redemption proceeds by wire. There is no fee for payment of redemption proceeds by check. See "Shareholder Services: Telephone Redemption Privilege" below.

EXAMPLE OF EXPENSES    This Example is intended to help you compare the cost of
YOU WOULD PAY          investing in the Growth Fund with the cost of investing
AS A SHAREHOLDER       in other mutual funds. The Example assumes that you
OF THE GROWTH FUND     invest $10,000 in the Growth Fund for the time periods
                       shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Growth
                       Fund's operating expenses remain the same. The Example also assumes that the fee waiver and expense reimbursements described above are not in effect during any of the periods shown. Since the Growth Fund imposes no charges when you redeem your shares, the expenses you would pay are the same whether you redeem your shares or continue to hold them at the end of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1  Year       3 Years      5 Years        10 Years
                       ------------  -----------  -------------  ---------------
                       $191 ($137#)  $591($427#)  $1,016($739#)  $2,201($1,623#)


                       # As described above, the Investment Manager has contractually agreed to waive its fees and reimburse other expenses of the Growth Fund to the extent that the Growth Fund's "Total Operating Expenses" exceed 1.35%. This agreement may be terminated only by the Trust's Board of Trustees. The second figure for each period indicates what your costs would be if this contractual limitation of Total Operating Expenses remains in effect for the periods shown and the Growth Fund's Total Operating Expenses are 1.35% each year.

                       YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR THE GROWTH FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included merely for illustrative purposes only.

                       The Growth Fund is a "no load" mutual fund. This means that you pay no sales charges or 12b-1 fees when you purchase shares of the Fund. Therefore, all of the money you invest will immediately go to work for you.

                       As with any mutual fund, there is no assurance that the Growth Fund will achieve its investment objective. You should know that the Growth Fund's share price will fluctuate and, when you redeem your shares, they could be worth more or less than what you paid for them. Thus, like investing in any other mutual fund, you could lose money.

MORE INFORMATION       COMMON STOCKS. The Growth Fund invests primarily in
ABOUT THE INVESTMENT   common stocks. Common stocks represent partial ownership
STRATEGIES, RISKS AND  in a company and entitle stockholders to share in the
PRACTICES OF THE       company's profits (or losses). Common stocks may also
GROWTH FUND            entitle the holder to share in  the company's dividends.
                       Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. For example, the value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's price may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. The prices of common stocks tend to fluctuate more over time than the prices of preferred stocks or fixed income securities.
                       Investments in common stocks and other equity securities offer greater potential for capital growth and appreciation than investments in other types of securities, but also entail greater risk of loss.

                       FOREIGN SECURITIES. The Growth Fund may invest in common stocks or other securities of foreign companies. These investments will be made primarily through the purchase of American Depositary Receipts ("ADRs"), although the Growth Fund also may make direct market purchases of such foreign securities. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign company deposited in a domestic bank or foreign branch of a U.S. bank and are traded on a U.S. exchange or in an over-the-counter market.

                       Investing in securities of foreign issuers, whether directly or through ADRs, involves considerations not typically associated with investing in securities of companies organized and operated in the U.S. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Growth Fund's investments in foreign securities therefore will be affected both by changes in the price of the security and by changes in the value of the currency in which the security is denominated.

                       TEMPORARY DEFENSIVE STRATEGIES. While the Growth Fund's primary strategy is to be fully invested in equities, the Fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions. During these periods, the Fund may engage in a temporary, defensive strategy that permits it to invest up to 100% of its assets in high-grade domestic and foreign money market instruments. During periods in which the Growth Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective of capital growth.

OTHER INVESTMENT       EQUITY SECURITIES. The Growth Fund invests primarily in
STRATGEGIES, RISKS     common stocks, but also may  invest in equity securities
AND PRACTICES OF       other than common stocks. Other types of equity
THE GROWTH FUND        securities the Fund may acquire include preferred stocks,
                       securities that are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock. As a general matter, these other types of securities are subject to many of the same risks as common stocks.

                       FOREIGN CURRENCIES. In connection with its investments in securities of foreign companies, the Growth Fund may from time to time hold various foreign currencies pending investment in foreign securities or conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in currency exchange rates.

                       OPTIONS AND FUTURES CONTRACTS. Options and futures contracts are types of derivative instruments. They "derive" their value from an underlying security, index or other financial instrument. The use of options and futures permits the Growth Fund to increase or decrease the level of risk associated with its investments or to change the character of that risk. Options and futures contracts trading are highly specialized activities that entail greater than ordinary investment risks.

                       The Growth Fund may write covered call options, buy put options, buy call options and write put options on particular securities or various indexes. The Fund also may invest in futures contracts and options on futures contracts. The Fund may make these investments for the purpose of protecting its assets (this is known as "hedging") or to generate income.

                       A "call" option for a particular security gives the purchaser of the option the right to buy, and a "writer" (seller) of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A "put" option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right or obligation to make or receive a cash settlement upon exercise of the option.

                       A futures contract is an exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specified future date and price. Futures contracts generally are discharged by cash settlement.

                       The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the Growth Fund's investments (held or intended for purchase) being hedged and movements in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements.

                       Successful use of options and futures by the Growth Fund is subject to the Investment Manager's ability correctly to predict movements in the direction of the market. For example, if the Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In some circumstances, the Fund may realize a lower return or a greater loss than if the hedging transaction had not been entered into at all. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in the pricing of futures contracts. As a result, a relatively small price movement in a financial instrument or index underlying a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

PORTFOLIO HOLDINGS     The Fund provides monthly performance 7 business days
DISCLOSURE             following month-end and a list  of its top ten holdings
                       15 days or more after calendar quarter end on its website at www.hollandcap.com.. A full list of its holdings is available in the annual and semi-annual reports 60 days after the end of second quarter and 60 days after the end of fourth quarter. Both reports are available at www.hollandcap.com.

                       A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.


SHARE PRICE            You pay no sales charges to invest in the Growth Fund.
                       When you buy or redeem shares, your share price is the Fund's net asset value per share next determined after we receive your purchase or redemption order.

                       The Growth Fund's net asset value per share is calculated by adding the value of all securities, cash and other assets of the Fund, subtracting the Fund's liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding Fund shares.

                       We determine the Growth Fund's net asset value each day that the New York Stock Exchange ("NYSE") is open for regular trading, as of the close of trading on that exchange (normally, 4:00 p.m. Eastern Time). Net asset value will not be calculated and, therefore, shares will not be priced, on days when the NYSE is closed.


                       The Growth Fund's investments generally are valued based on current market value, or if market quotations are not readily available, fair value as determined in good faith by the Fund's Board of Trustees.


                       Securities traded in foreign markets usually are valued on the basis of the most recent closing market prices at 4:00 p.m. Eastern Time. Most foreign markets close at least several hours before that time, and foreign markets sometimes are closed for holidays or other reasons on days on which the NYSE is open. Normally, developments that could affect the values of foreign securities held by the Fund that occur between the close of trading on the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the Fund's net asset value, the Fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. Because the Fund may hold securities that primarily are listed on foreign securities exchanges where trading may occur on weekends or other days when the Fund does not price its shares, the prices of those foreign securities, and the net asset value of the Fund's shares, may change on days when shareholders are not able to purchase or redeem the Fund's shares.


POLICY REGARDING
EXCESSIVE SHORT-TERM
TRADING

FREQUENT PURCHASES     The Fund is intended to be an investment vehicle for
AND REDEMPTIONS OF     long-term investors. It is not designed for investors
FUND SHARES            that engage in excessive short-term trading activity that
                       may be harmful to the Fund. Excessive short-term trading could interfere with the efficient management of the Fund's portfolio or result in increased brokerage and administrative costs, both of which could adversely affect the Fund's performance. In addition, to the extent that the Fund invests directly in overseas markets, excessive short-term trading could also result in dilution of the value of Fund shares held by long-term investors under certain circumstances.

                       The Trust's Board of Trustees has adopted policies and procedures with respect to excessive short-term trading. The Fund discourages excessive short-term trading in Fund shares and does not intend to accommodate such trading activity by investors. The Fund considers excessive short-term trading to be any pattern of frequent purchases and redemptions of Fund shares by an investor or group of investors, acting in concert, that could interfere with the efficient management of the Fund's portfolio or result in increased brokerage and administrative costs. If the Investment Manager believes, in its sole judgment, that an investor has or may have engaged in excessive short-term trading, the Investment Manager will ask the investor to stop such activities or refuse to process purchase orders for the investor's account. In addition, the Fund reserves the right to reject a purchase order for any reason if the Investment Manager believes, in its sole judgment, that it is necessary or desirable to deter excessive short-term trading activity. In doing so, the Investment Manager may take into account, without limitation, such considerations as the investor's trading history in the Fund and accounts under the common ownership, influence or control.

                       The Fund expects that at any time a substantial portion of its outstanding shares will be held by investors through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents, third party administrators (including pension and retirement plan administrators) and insurance companies. For trades that occur through omnibus accounts or similar arrangements, the Investment Manager may seek the cooperation of the intermediary in order to detect and deter excessive short-term trading through such arrangements. However, the Fund does not maintain individual shareholder accounts for investors who hold Fund shares through such arrangements; rather, the Fund generally maintains a single shareholder account for each such arrangement representing the aggregate trading activity of the underlying investors. In addition, the intermediary sponsoring an omnibus arrangement may be unable, or unwilling, to cooperate with the Fund in its efforts to detect and deter excessive short-term trading. Thus, the ability of the Investment Manager and its agents to detect such trading activities through omnibus arrangements is severely limited.

                       The Fund periodically reviews the adequacy of its policy and procedures on excessive short-term trading and the effectiveness of their implementation, and reserves the right to amend them at any time.

HOW TO PURCHASE        The initial minimum investment for the Growth Fund is
SHARES                 $250. This minimum amount may, in certain cases, be
                       waived or lowered by the Trust.

                       OPENING AN ACCOUNT. Shareholders may make an initial purchase of shares of the Growth Fund by mail or by wire. Shares of the Fund may be purchased on any day the Trust is open for business.

                       A COMPLETED AND SIGNED PURCHASE APPLICATION FORM ("APPLICATION") IS REQUIRED FOR EACH NEW ACCOUNT OPENED WITH THE GROWTH FUND REGARDLESS OF HOW THE INITIAL PURCHASE OF SHARES IS MADE.

                       In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent, U.S. Bancorp Fund Services, LLC, will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact the Transfer Agent at 1-800-295-9779 if you need additional assistance when completing your Application.

                       If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

                       BY MAIL. Shares of the Growth Fund may be purchased by mailing the completed Application, with a check made payable to the Trust, c/o U.S. Bancorp Fund Services, LLC P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Correspondence sent by overnight delivery services should be sent to the Trust, c/o U.S. Bancorp Fund Services, LLC , 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207. 1

                       BY WIRE To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until a completed application is received and any requested documentation is in proper form. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. Call the Transfer Agent at 1-800-295-9779 between 9:00 a.m. and 6:00 p.m. Eastern
                       Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

                                             U.S. Bank, N.A.
                                             777 E. Wisconsin Ave.
                                             ABA 075000022
                       Credit:               U.S. Bancorp Fund Services, LLC
                                             Account 112-952-137
                       Further Credit:       Lou Holland Growth Fund
                                             Shareholder Name and Account Number

                       SUBSEQUENT INVESTMENTS. If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. Prior to sending your wire, please call the Transfer Agent at 1-800-295-9779 to advise them of your intent. This will ensure prompt and accurate credit.

                       1 The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

                       SHARE PRICE. To make an initial purchase of shares of the Growth Fund, a completed and signed Application in good order, as described below, must first be received. Shares in the Fund will be priced at the net asset value per share of the Fund next determined after a purchase order has been received by U.S. Bancorp Fund Services, LLC as transfer agent, in good order, as described below.

                       CONDITIONS OF PURCHASE. The Trust and the Distributor, Holland Capital Management, L.P., each reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchases are not binding on the Trust or the Distributor or considered received until such purchase orders are received by U.S. Bancorp Fund Services, LLC in good order. Good order requires that purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn on a bank located within the United States. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. All checks should be made payable to the Fund. As a condition of this offering, if a purchase is canceled due to nonpayment or because a check does not clear (and therefore, the account is required to be redeemed), the purchaser will be responsible for any loss the Fund incurs. The transfer agent will charge a returned item fee against a shareholder's account if any payment check is returned to the transfer agent for insufficient funds.

                       Shares may be purchased by rendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock and debt instruments, provided the acquisition of such securities is consistent with the Growth Fund's investment objectives and otherwise acceptable to the Investment Manager. If you wish to purchase shares with marketable securities, please call 1-800-295-9779 to determine whether the particular securities will be accepted as payment by the Fund and the manner by which they would be transferred to the Fund.

                       SHARE CERTIFICATES. Share certificates will not be issued for shares unless the shareholder has held the shares for at least thirty (30) days and has specifically requested share certificates. Most shareholders elect not to receive share certificates. Certificates will be issued only for full shares. A shareholder whose share certificate is lost or destroyed may incur an expense to replace it.

SHAREHOLDER            SHAREHOLDER INQUIRIES AND SERVICES OFFERED. If there are
SERVICES               any questions about the following services, please call
                       the Trust at 1-800-295-9779 or write the Trust, c/o U.S.
                       Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee,
                       Wisconsin 53201-0701. The Trust reserves the right to amend the shareholder services described below or to change their terms or conditions upon sixty (60) days notice to shareholders.


                       SHAREHOLDER STATEMENTS AND REPORTS. Each time a shareholder buys or sells shares or reinvests a dividend or distribution in the Growth Fund, the shareholder will receive a statement confirming such transaction and listing the current share balance with the Fund. The Trust also will send shareholders annual and semi-annual reports, as well as year-end tax information about their accounts with the Fund.


                       TELEPHONE PRIVILEGES. For convenience, the Trust provides telephone privileges that allow telephone authorization to (i) purchase shares in the Growth Fund, and (ii) redeem shares in the Fund. Initial purchases of shares may not be made by telephone. To utilize these telephone privileges, check the appropriate boxes on the Application and supply the Trust with the information required. Procedures have been established by the Trust and U.S. Bancorp Fund Services, LLC that are considered to be reasonable and are designed to confirm personal identification information prior to acting on telephone instructions, including tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If the Trust does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, the Trust will not be liable for following telephone instructions that it or U.S. Bank, as transfer agent, believes to be genuine. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, shareholders should consider placing orders by mail.


                       The telephone privileges are not available with respect to shares for which certificates have been issued or with respect to redemptions for accounts requiring supporting legal documents.


                       TELEPHONE INVESTMENT PRIVILEGE. After an account with the Trust has been opened, additional investments in the amount of $1,000 or more may be made by telephoning the Trust at 1-800-295-9779 between 9:00 a.m. and 4:00 p.m.
                       Eastern Time on any day the Trust is open. Telephone investment requests made after 4:00 p.m. Eastern Time will be processed as of close of business on the next business day. In accord with a shareholder's instructions, the Trust will electronically transfer monies from a shareholder's bank account designated on the Application to the shareholder's account with the Trust. The designated bank must be a member of the Automated Clearing House ("ACH") network and able to make electronic transfers in order for a shareholder to use this privilege. Shares will be purchased at the net asset value determined on the day the order is placed, provided the call is received prior to 4:00 p.m. Eastern Time. There is no charge to a shareholder by the Trust or U.S. Bancorp Fund Services, LLC for this service; however, your bank may impose a fee for such electronic transfers.

                       TELEPHONE REDEMPTION PRIVILEGE. The Telephone Redemption Privilege permits a shareholder to authorize the redemption of any amount from his or her account with the Trust by telephoning the Trust at 1-800-295-9779 between 9:00 a.m. and 4:00 p.m. Eastern Time on any day the Trust is open. In accord with telephone instructions, the Trust will redeem shares of the Growth Fund at their net asset value next determined after the telephone redemption request is received. Telephone redemption requests made after 4:00 p.m. Eastern Time will be processed as of the close of business on the next business day. Redemption proceeds will, in accordance with any prior election made by a shareholder, be mailed to the shareholder's current address, transmitted by wire to the shareholder's designated bank account or sent by electronic funds transfer to the shareholder's designated bank account via the Automated Clearing House (ACH) network. For proceeds sent by wire, U.S. Bancorp Fund Services, LLC will charge a $15 fee and your bank may charge a fee for receiving a wire transfer. An electronic funds transfer via the ACH network will be completed at no charge to you. However, in order to use this privilege, the designated bank must be a member of the ACH network. Telephone redemption requests will not be processed if the shareholder has changed his or her address within the preceding (15) days. IRA accounts may not be redeemed via telephone.


                       The telephone redemption privilege may be elected when you open your account. After an account has been opened, a written request must be sent to the transfer agent in order to arrange for telephone redemptions or to make changes in the bank or account receiving the proceeds. The request must be signed by each shareholder of an account and the signature guaranteed.


                       AUTOMATIC INVESTMENT PLAN (AIP). The Trust offers an AIP whereby a shareholder may purchase shares on a regular scheduled basis ($50 minimum per transaction up to four times per month). Under the AIP, the shareholder's designated bank account is debited a preauthorized amount and applied to purchase shares. The financial institution must be a member of the ACH network. There is no charge by the Trust or U.S. Bancorp Fund Services, LLC for this service; however, your bank may charge a fee. The transfer agent will charge a fee against your account if there are insufficient funds in the account at the time of the scheduled transaction. Any changes to or termination of the plan should be submitted to the transfer agent in writing or by telephone 5 days prior to the effective date. The program will automatically terminate upon redemption of all shares in the account.

RETIREMENT PLANS       Trust shares are available in connection with a wide
                       variety of tax-qualified retirement and savings plans for individuals, corporate employers and governmental and not-for-profit institutions, including IRAs,
                       SEP-IRAs, Roth IRAs and Coverdell (Education) IRAs,
                       401(k) Plans and 457 Plans. Various initial, annual maintenance and participant fees may apply to these retirement and savings plans. Applicable forms and information regarding plan administration, all fees, and other plan provisions are available from the Trust or U.S. Bancorp Fund Services, LLC.

DIVIDENDS,             The Growth Fund earns ordinary investment income from
CAPITAL GAINS          dividends and interest on its investments. The Fund
DISTRIBUTIONS          expects to distribute substantially all of this income,
AND TAXES              less Fund expenses, to shareholders annually, or at such
                       other times as the Fund may elect.

                       The Fund also realizes capital gains and losses when it sells securities in its portfolio for more or less than it paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually.

                       Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Growth Fund has held the underlying investment (not how long you hold your shares in the Fund). Short-term capital gains that are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains that are derived from the sale of assets held for more than one year are taxed at the maximum capital gains rate.


                       Under federal income tax law amendments enacted in 2003, eligible dividends received by individuals are also taxed at reduced rates. For this purpose, eligible dividends are dividends received from a domestic corporation or an eligible foreign corporation. These reduced tax rates will also apply to the portion of the distributions paid to you by the Fund that are allocable to eligible dividends received by the Fund.


                       Dividends and capital gains distributions will be paid to you if you hold shares on the record date of the distribution, regardless of how long you have held your shares. These distributions are paid by the Fund on the basis of the number of shares you own. The Fund's net asset value will decrease by the amount of the distribution on the day the distribution is made. If you buy shares on or shortly before the record date (the date that establishes you as a person to receive the upcoming distribution), you receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out the Fund's record date before investing.


                       Dividends and capital gains distributions by the Growth Fund are automatically reinvested in additional Fund shares at the share price on the ex-dividend date, unless you choose to have them paid to you directly. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or if the check(s) remain outstanding for at least six months, the Fund reserves the right to reinvest the check(s) at the then current net asset value until you notify us with different instructions. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares are taxable to you (unless your investment is in an IRA or other tax-advantaged account). Dividends and capital gains distributions declared in October, November or December and paid in January are taxable in the year in which they are declared. In January of each year, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information also is reported to the IRS as required by law.


                       When you redeem shares in the Fund, you may realize a gain or loss for tax purposes. In January of each year, you will be sent Form 1099-B indicating the date and amount of each redemption of shares of the Fund you made during the prior year. This information also is reported to the IRS as required by law.

                       The Trust is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this backup withholding requirement, you must certify that your Social Security or Taxpayer Identification Number is correct (or that you have applied for such a number and are waiting for it to be issued), and that you are not currently subject to, or are exempt from, backup withholding.

HOW TO REDEEM          Shareholders have the right to redeem (subject to the
SHARES                 restrictions outlined below) all or any part of their
                       shares in the Growth Fund at a price equal to the net asset value of such shares next computed following receipt of the redemption request in proper form by the Trust. Unless a shareholder has selected the Telephone
                       Redemption Privilege and provided the required information, in order to redeem shares in the Fund, a written request in "proper form" (as explained below) must be sent to the Trust, c/oU.S. Bancorp Fund
                       Services, LLC, P.O. Box 701, Milwaukee, Wisconsin
                       53201-0701. Correspondence sent by overnight delivery services should be sent to the Trust, c/o U.S. Bancorp
                       Fund Services, LLC , 615 East Michigan Street,
                       Milwaukee, Wisconsin 53202-5207. A shareholder cannot redeem shares by telephone unless the shareholder is eligible to use the Telephone Redemption Privilege. In addition, the Trust cannot accept requests that specify a particular date for redemption or which specify any other special conditions.1

                       1 The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests do not constitute receipt by the Transfer Agent of the Fund.

                       PROPER FORM FOR ALL REDEMPTION REQUESTS. A redemption request must be in proper form. To be in proper form, a redemption request must include: (i) share certificates, if any, endorsed by all registered shareholders for the account exactly as the shares are registered and the signature(s) must be guaranteed, as described below;
                       (ii) for written redemption requests, a "letter of instruction," which is a letter specifying the Growth Fund by name, the number of shares to be sold, the name(s) in which the account is registered, and the account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered; in the case of an IRA account, the letter of instruction must indicate whether or not 10% federal income tax should be withheld from the redemption. Failure to provide a withholding election will result in 10% being withheld;
                       (iii) other supporting legal documents, as may be necessary, for redemption requests by corporations, trusts, and partnerships; and (iv) any signature guarantees that are required as described above in (i), or required by the Trust where the value of the shares being redeemed is $10,000 or greater, or where the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account or when changing account ownership. Signature guarantees are required if the amount being redeemed is $10,000 or more but generally are not required for redemptions made using the Telephone Redemption Privilege. If proceeds from a redemption made using the Telephone Redemption Privilege are to be sent to a person other than the registered shareholders for the account or to an address or account other than that of record for a period no less than fifteen (15) days prior to the date of the request, then a signature guarantee would be required.


                       Signature guarantees, when required, can be obtained from any one of the following institutions: (i) a bank;
                       (ii) a securities broker or dealer, including a Government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Notaries public are not acceptable guarantors. A redemption request will not be processed and will be held until it is in proper form, as described above.

                       RECEIVING A REDEMPTION PAYMENT. Except under certain emergency conditions, a redemption payment will be sent to the shareholder within seven (7) days after receipt of the corresponding telephone or written redemption request, in proper form, by U.S. Bancorp Fund Services, LLC. There are no redemption fees imposed on any redemption request.

                       If a redemption request is with respect to shares purchased by a personal, corporate, or government check within twelve (12) days of the purchase date, the redemption payment will be held until the purchase check has cleared (which may take up to twelve (12) days from the purchase date), although the shares redeemed will be priced for redemption upon receipt of the redemption request. The inconvenience of this twelve (12) day check clearing period can be avoided by purchasing shares with a federal funds wire.


                       MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining accounts, the Trust reserves the right to redeem shares in any account if, as the result of the redemptions, the value of that account drops below $250. A shareholder is allowed at least sixty (60) days, after written notice by the Trust, to make an additional investment to bring the account value up to at least $250 before the redemption is processed.


                       REDEMPTIONS OVER $250,000. Large sales of portfolio securities to meet redemption requests can adversely affect the Investment Manager's ability to implement the Fund's investment strategy. If during any ninety (90) day period, you redeem more than $250,000 of Fund shares, or your redemption amounts to more than 1% of the Fund's net assets, the Fund has the right to pay the difference between the redemption amount and lesser of the two previously mentioned figures with securities from the Fund's portfolio, rather than in cash. This is called "redemption-in-kind." The Fund does not normally expect to redeem in-kind, but reserves the right to do so.

HOW THE TRUST          INVESTMENT MANAGER. The Growth Fund is managed by
IS MANAGED             Holland Capital Management, L.P., a Delaware limited
                       partnership whose principal place of business is One
                       North Wacker Drive, Suite 700, Chicago, Illinois 60606.
                       The Investment Manager has served as the investment adviser of the Growth Fund since the inception of the Fund in 1996. The Investment Manager also provides investment advisory services to the accounts of private individual and institutional investors, and is a registered broker-dealer and a member of the NASD. The executives and members of the investment management staff have extensive experience in managing investments.
                       Louis A. Holland, the Managing Partner and Chief
                       Investment Officer of the Investment Manager, has served as an investment adviser for the past 25 years.


                       Subject to the authority of the Board of Trustees, the Investment Manager supervises and directs the day-to-day investments and operation of the Growth Fund in accord with the Fund's investment objective, investment program, policies, and restrictions. The Investment Manager also supervises the overall administration of the Trust, which includes, among other activities, preparing and filing documents required for compliance of the Trust with applicable laws and regulations, preparing agendas and other supporting documents for the meetings of the Board, maintaining the corporate records and books of the Trust, and serving as the Trust's liaison with its independent public accountant and any service providers such as the custodian, transfer agent, and administrator.

                       Holland Capital Management, L.P. also serves as the Distributor of the shares of the Trust. It receives no compensation from the Trust, nor does it charge any fees to shareholders for its services as Distributor.

                       The Trust pays the Investment Manager, on a monthly basis, an investment management fee based on the Growth Fund's average daily net assets at the following annualized rates: with respect to the Fund, 0.85% of the average daily net assets up to $500 million, 0.75% of the average daily net assets up to the next $500 million, and 0.65% of the average daily net assets in excess of $1 billion. The Investment Manager has contractually agreed to waive its investment management fee and reimburse expenses of the Fund so that the Fund's total annual operating expenses do not exceed more than 1.35%. The Investment Manager does not intend to recover the fees it has waived.

                       A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Fund is or will be available in the Fund's semi-annual report to shareholders for the period ending June 30, 2005.

                       PORTFOLIO MANAGERS. The persons employed by or associated with the Investment Manager who are primarily responsible for the day-to-day management of the Growth Fund's portfolio are Louis A. Holland, Monica L. Walker and Laura J. Janus. Their business experience for the past five years is as follows: Mr. Holland has served as Managing Partner and Chief Investment Officer of the Investment Manager and Distributor; and President, Treasurer and Director of Holland Capital Management, Inc., the General Partner of the Investment Manager; Ms. Walker and Ms. Janus have served as portfolio managers with respect to the Growth Fund and the Investment Manager's institutional and private account clients.

                       The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

FINANCIAL              The financial highlights table is intended to help you
HIGHLIGHTS             understand the Fund's financial performance for the past
                       5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP whose reports, along with the Fund's financial statements, are included in the Fund's
                       Annual Report, which is available upon request and on the Fund's website at www.hollandcap.com.

                                                  Years Ended December 31,

                                            2004            2003           2002            2001            2000
Per Share Data (for a share
outstanding throughout the year):

Net asset value, beginning of year         $16.58          $12.98         $16.53          $18.66          $20.87
                                           ------          ------         ------          ------          ------
Income from investment operations::
  Net investment income (loss)(1)            0.05           (0.02)         (0.02)          (0.04)          (0.07)
  Net realized and unrealized gains
     (losses)on investments                  1.80            3.62          (3.53)          (0.91)          (0.66)
                                           ------          ------         ------          ------          ------
Total from investment operations             1.85            3.60          (3.55)          (0.95)          (0.73)
                                           ------          ------         ------          ------          ------
Less Distributions:
  Dividends (from net
    investment income)                      (0.05)              -              -               -               -
  Return of capital                         (0.00)              -              -               -               -
    Distributions from capital gains        (0.15)              -              -           (1.18)          (1.48)
                                           ------          ------         ------          ------          ------
  Total distributions                       (0.20)              -              -           (1.18)          (1.48)
                                           ------          ------         ------          ------          ------
  Net asset value, end of year             $18.23          $16.58         $12.98          $16.53          $18.66
                                           ------          ------         ------          ------          ------

Total return                                11.21%          27.73%        (21.48)%         (5.17)%         (3.58)%

Supplemental Data and Ratios:

  Net assets, end of year             $42,143,873     $34,822,593    $18,292,358     $13,087,056     $10,642,503

  Ratio of expenses to average
    net assets::
      Before expense waiver and
             reimbursement                   1.88%           1.69%          1.86%           2.32%           2.21%
       After expense waiver and              1.35%           1.35%          1.35%           1.35%           1.35%
        reimbursement

  Ratio of net investment income (loss)
    to average net assets:
     Before expense waiver
       and reimbursement                    (0.24)%         (0.45)%        (0.67)%         (1.28)%         (1.21)%
     After expense waiver                    0.29%          (0.11)%        (0.16)%         (0.31)%         (0.35)%
       and reimbursement

Portfolio turnover rate                     40.83%          37.10%         41.12%          66.95%          52.72%

(1) In 2004 and 2003, net investment income (loss) per share is calculated using average shares outstanding. In 2002, 2001 and 2000, net investment
      (loss) per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences..

*     Amount less than $0.05 per share

                              THE LOU HOLLAND TRUST
                                   GROWTH FUND


NOTICE OF PRIVACY      The Lou Holland Growth Fund recognizes and respects the
POLICY AND PRACTICES   privacy expectations of our customers.1 We are providing
                       this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Lou
                       Holland Growth Fund.

                       We collect nonpublic personal information about our customers from the following sources:

                       o Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

                       o Account History, including information about the transactions and balances in a customer's accounts; and

                       o Correspondence, written, telephonic or electronic between a customer and the Lou Holland Growth Fund or service providers to the Lou Holland Growth Fund.

                             We may disclose all of the information described above to certain third parties who are not affiliated with the Lou Holland Growth Fund as permitted by law - for example sharing information with companies who maintain or service customer accounts for the Lou Holland Growth Fund is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts. We may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

                             We maintain, and require joint marketers and service providers to the Lou Holland Growth Fund to maintain policies and procedures designed to assure only appropriate access to, and use of, information about our customers. When information about Lou Holland Growth Fund customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

                             We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Lou Holland Growth Fund.

                             Additional information about The Lou Holland Trust and the Growth Fund is available from several sources.

ADDITIONAL                   Financial Reports. Additional information about the
INFORMATION                  Growth Fund's investments is available in the
ABOUT THE LOU                Fund's annual and semi-annual reports. In the
HOLLAND TRUST                annual report, you will find a discussion of the
AND THE                      market conditions and investment strategies that
GROWTH FUND                  significantly affected the Growth Fund's
                             performance during its last fiscal year ended
                             December 31, 2004.

                             Statement of Additional Information. The SAI, dated May 2, 2005, contains detailed information about The Lou Holland Trust and the Growth Fund's investment policies and practices. A current SAI is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference, which means that the SAI is legally a part of the Prospectus.



------------------
1 For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Lou Holland Growth Fund and individuals who provide nonpublic personal information to the Lou Holland Growth Funds, but do not invest in Lou Holland Growth Fund shares.

TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee,
and Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer,
Holland Capital Management, LP

MONICA L. WALKER, Secretary
Partner and Portfolio Manager,
Holland Capital Management, LP

LAURA J. JANUS,  Treasurer
Partner and Portfolio Manager,
Holland Capital Management, LP

CARLA S. CARSTENS, Trustee
President, Carstens Associates

JOANN SANNASARDO LILEK, Trustee
Chief Financial Officer, DSC Logistics

ROBERT M. STEINER, Trustee
Vice Chairman, Executive Vice President
Rothschild Investment Corporation

MANAGER

Holland Capital Management, LP
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312)553-4830

TRANSFER AGENT

U.S. Bancorp Fund Services, L.P.
P.O. Box 701
Milwaukee, WI 53201-0701

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, OH

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Chicago, IL

SPECIAL COUNSEL
Jorden Burt LLP
Washington, DC

HOW TO OBTAIN ADDITIONAL INFORMATION

To obtain a free copy of the current annual report, semi-annual report or SAI, or to obtain other information about the Fund, requests can be made:
BY MAIL: Write to: The Lou Holland Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701
BY TELEPHONE: Call: 1-800-295-9779.
BY INTERNET:  Visit our website at:  www.hollandcap.com

You also can obtain copies of this information by visiting the EDGAR database on the SEC's website at www.sec.gov, or by visiting or writing to the SEC's Public Reference Section at 450 Fifth Street, Washington, D.C. 20549-0102, or by electronic request to the SEC at the following e-mail address: publicinfo@sec.gov. Information on the Public Reference Section can be obtained by calling 1-202-942-8090. The SEC's Public Reference Section may impose a copying charge for any information you request.

The SEC's Investment Company Act File Number for The Lou Holland Trust is 811-7533.

                              THE LOU HOLLAND TRUST
                             One North Wacker Drive
                                    Suite 700
                             Chicago, Illinois 60606

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated May 2, 2005. This Statement of Additional Information has been incorporated by reference into the Prospectus, which means that it is legally a part of the Prospectus. The financial statements and accompanying notes for the years ended December 31, 2004 and 2003 are incorporated herein by reference from the Growth Fund's Annual Report for the year ended December 31, 2004. The Growth Fund's Prospectus and Annual Report may be obtained at no charge by telephoning the Trust at 1-800-295-9779.

The date of this Statement of Additional Information is May 2, 2005.


                                TABLE OF CONTENTS

ITEM

PAGE


  General Information and History                                             B-
  Investment Restrictions                                                     B-
  Description of Certain Investments and Policies                             B-
  Management of the Trust                                                     B-
  Committees of the Board of Trustees                                         B-
  Principal Holders of Securities                                             B-
  Investment Management and Other Services                                    B-
  Portfolio Managers
  Brokerage Allocation and Other Practices                                    B-
  Purchase and Redemption of Securities Being Offered                         B-
  Determination of Net Asset Value                                            B-
  Taxes                                                                       B-
  Organization of the Trust                                                   B-
  Performance Information About the Growth Fund                               B-
  Legal Matters                                                               B-
  Independent Registered Public Accounting Firm                               B-
  Financial Statements                                                        B-

   Appendices                                                                 B-
   Appendix A  Description of Certain Money Market Securities                 B-
   Appendix B  Proxy Voting Policies & Procedures                             B-

GENERAL INFORMATION AND HISTORY

The Lou Holland Trust (the "Trust") was organized as a Delaware business trust on December 20, 1995 and is registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, open-end diversified management investment company, commonly known as a "mutual fund." The Trust is organized as a series company and currently consists of one series, the Growth Fund. In the future, the Trust may establish additional series.

The Growth Fund is a separate investment portfolio with a distinct investment objective, investment programs, policies, and restrictions. The Fund is managed by Holland Capital Management, L.P. (the "Investment Manager"), which directs the day-to-day operations of the Fund. The Investment Manager also provides administrative services to the Trust. Holland Capital Management, L.P. also serves as distributor (the "Distributor") for the shares of the Fund.

The Trust bears all expenses of its operation, other than those assumed by the Investment Manager. Such expenses include payment for distribution services, transfer agent services, accounting services, certain administrative services, legal fees, registration fees with respect to the shares of the Trust, and payment of taxes.

INVESTMENT RESTRICTIONS

The following investment restrictions apply to the Growth Fund. These restrictions are deemed "fundamental" restrictions, which means they may be changed only by approval of the Fund's shareholders. Except with respect to borrowing money, as described in (2) below, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in that percentage amount resulting from any change in value of the portfolio securities or the Fund's net assets will not result in a violation of such investment restriction.

The Growth Fund will not:

(1) MARGIN AND SHORT SALES: Purchase securities on margin or sell securities short, except that the Growth Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) and (8) below, may make short sales "against the box" (in a short sale "against the box," the Fund sells short a security in which it maintains a long position at least equal in amount to the position sold short), and may obtain short-term credits as may be necessary for clearance of transactions;

(2) SENIOR SECURITIES AND BORROWING: Issue any class of securities senior to any other class of securities, although the Growth Fund may borrow from a bank for temporary, extraordinary or emergency purposes or through the use of reverse repurchase agreements. The Fund may borrow up to 15% of the value of its total assets in order to meet redemption requests. No securities will be purchased when borrowed money exceeds 5% of the Fund's total assets. The Fund may enter into futures contracts subject to (5) below;

(3) REAL ESTATE: Purchase or sell real estate, or invest in real estate limited partnerships, except the Growth Fund may, as appropriate and consistent with its investment objective, investment programs, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities;

(4) CONTROL OF PORTFOLIO COMPANIES: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

(5) COMMODITIES: Purchase or sell commodities and invest in commodities futures contracts, except that the Growth Fund may enter into futures contracts and options thereon where, as a result thereof, no more than 5% of the total assets for the Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit;

(6) INVESTMENT COMPANIES: Invest in the securities of other open-end investment companies, except that the Growth Fund may purchase securities of other open-end investment companies if immediately thereafter the Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and (ii) invests no more than 10% of its total assets (taken at market value) in the securities of any one investment company or all other investment companies in the aggregate;

(7) UNDERWRITING: Underwrite securities issued by other persons, except to the extent that the Growth Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase of securities directly from an issuer in accord with the Fund's investment objective, investment programs, policies, and restrictions;

(8) OPTIONS AND SPREADS: Invest in puts, calls, straddles, spreads or any combination thereof, except that the Growth Fund may invest in and commit its assets to writing and purchasing put and call options to the extent permitted by the Prospectus and this Statement of Additional Information;

(9) OIL AND GAS PROGRAMS: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

(10) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND TRUSTEES: Purchase or retain the securities of any issuer if the officers and Trustees or the Investment Manager individually own more than 1/2 of 1% of the securities of such issuer or collectively own more than 5% of the securities of such issuer;

(11) LOANS: Make loans, except that the Growth Fund in accord with its investment objective, investment program, policies, and restrictions may: (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes; (ii) purchase money market securities and enter into repurchase agreements, provided such repurchase agreements are fully collateralized and marked to market daily; and (iii) lend its portfolio securities in an amount not exceeding one-third the value of the Fund's total assets;

(12) UNSEASONED ISSUERS: Invest more than 5% of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities;

(13) RESTRICTED SECURITIES, ILLIQUID SECURITIES AND SECURITIES NOT READILY
MARKETABLE: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement maturing in more than seven days, if as a result, more than 15% of the net assets of the Growth Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Fund may invest without limitation in "restricted securities" (securities which are subject to legal or contractual restrictions on resale) provided such securities are considered to be liquid;

(14) MORTGAGING: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Growth Fund, except as may be necessary in connection with (i) permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 15% of the Fund's total assets in order to secure such borrowings) and (ii) the use of options and futures contracts;

(15) DIVERSIFICATION: Make an investment unless 75% of the value of the Growth Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized; or

(16) CONCENTRATION: Invest 25% or more of the value of its total assets in any one industry, except that the Growth Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements.

DESCRIPTION OF CERTAIN INVESTMENTS AND POLICIES

The following is a description of certain types of investments that may be made by the Growth Fund and of certain investment policies that may be followed by the Fund.

MONEY MARKET INSTRUMENTS

The Growth Fund may invest in high-quality money market instruments in order to enable it to: (i) take advantage of buying opportunities; (ii) meet redemption requests or ongoing expenses; or (iii) take defensive action as necessary, or for other temporary purposes. Money market instruments generally are short-term debt instruments that have at the time of purchase remaining maturities of less than 397 days. The money market instruments that may be used by the Fund include:

     U.S. GOVERNMENT OBLIGATIONS: These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable Government security, have a maturity of up to one year and are issued on a "discount" basis, that is, at a price less than the face value of the instrument at its maturity. The accretion of value of the instrument from its purchase price to its disposition or maturity represents interest earned.

     U.S. GOVERNMENT AGENCY SECURITIES: These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the U.S. Postal Service. These securities are either: (i) guaranteed by the U.S. Treasury (e.g., GNMA mortgage-backed securities); (ii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., FNMA Discount Notes); or (iii) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

     BANK AND SAVINGS AND LOAN OBLIGATIONS: These include, among others, certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With bankers' acceptances, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. In the case of domestic banks, the Growth Fund will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is a member of the Federal Deposit Insurance Corporation ("FDIC"), or in the case of savings and loan associations, insured by the FDIC; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Fund will not invest in time deposits maturing in more than seven days.

     COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE DEBT INSTRUMENTS: These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 397 days generally are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Growth Fund may purchase corporate debt securities having no more than 397 days remaining to maturity at the date of settlement.

     REPURCHASE AGREEMENTS: The Growth Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist of high-quality debt securities and must be determined to present minimal credit risks. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

     The Growth Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Board and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

SECURITIES OF FOREIGN ISSUERS

As described in the Prospectus, the Growth Fund also may purchase equity and equity-related securities of foreign issuers. Also as described in the Prospectus, the Fund may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations generally are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers.

Depositary receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis. Investments in foreign securities involve certain risks that are not typically associated with investing in domestic issuers, including: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iii) stock markets outside the U.S. may be less developed or efficient than those in the U.S. and government supervision and regulation of those stock markets and brokers and the issuers in those markets is less comprehensive than that in the U.S.; (iv) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (v) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the U.S.; (vi) fixed brokerage commissions on certain foreign stock exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; (vii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could adversely affect U.S. investments in those countries; and (viii) foreign securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations and the Fund may incur costs in connection with conversions between various currencies. Specifically, to facilitate its purchase of securities denominated in foreign currencies, the Fund may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Fund does not intend to hedge its foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market.

EQUITY SECURITIES

As stated in the Prospectus, the Growth Fund invests primarily in the common stocks of a diversified group of companies that have earnings growth greater than the general market, strong management, and superior industry positions and/or niche products.

CONVERTIBLE (AND EXCHANGEABLE) SECURITIES

Convertible and exchangeable securities may be converted or exchanged at either a stated price or stated rate into underlying shares of common stock. These securities have characteristics similar to both fixed-income and equity securities. A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

OPTIONS AND FUTURES CONTRACTS

The Growth Fund may "write" (sell) covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph and in the Fund's investment restrictions set forth in this Statement of Additional Information. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Fund may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Fund may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A "covered" call option is a call option written by the Fund with respect to a security owned by the Fund. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right or obligation to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Growth Fund may invest in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Investment Manager. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted or listed option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

To enter into a futures contract, the Growth Fund must make a deposit of an initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of a portfolio's investments (held or intended for purchase) being hedged and movements in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements.

Successful use of options and futures by the Growth Fund is subject to the Investment Manager's ability correctly to predict the direction of movements in the market. For example, if the Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it, and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In some circumstances, the Fund may realize a lower return or a greater loss than if the hedging transaction had not been entered into at all. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in the pricing of futures contracts. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

ILLIQUID SECURITIES

The Growth Fund will not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Investment Manager will monitor the liquidity of such restricted securities under the supervision of the Board.

The Growth Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in commercial paper, thus providing liquidity. The Fund believes that commercial paper and certain other restricted securities that meet the criteria for liquidity established by the Board, as contemplated by SEC Rule 144A, are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board, including commercial paper and other securities, as determined by the Investment Manager, as liquid and not subject to the investment limitations applicable to illiquid securities.

Rule 144A adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to a restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The institutional market for certain restricted securities such as institutional commercial paper and debt securities of large-capitalization foreign issuers has continued to expand as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

WARRANTS

The Growth Fund may invest in warrants, which are certificates that give the holder the right to buy a specific number of shares of a company's stock at a stipulated price within a certain time limit (generally, two or more years). Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED SECURITIES

The Growth Fund may utilize up to 5% of its total assets to purchase securities on a "when-issued" basis, which normally settle within 30 to 45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Investment Manager deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued basis, the yields obtained may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When the Fund agrees to purchase when-issued securities, its custodian will set aside in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations or other liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

OTHER INVESTMENT COMPANIES

The Growth Fund may also invest up to 10% of its total assets in the securities of other investment companies, including closed-end investment companies, in accord with Section 12(d)(1)(A) of the 1940 Act. Such investment in other investment companies will take into consideration the operating expenses and fees of these companies, including advisory fees, as such expenses may reduce investment return.

The Growth Fund also may invest in another type of investment company called an exchange-traded fund ("ETF"), including SPDRs (Standard and Poor's Depositary Receipts) and HOLDRs (Holding Company Depositary Receipts). ETFs are a recently developed type of investment security, representing an interest in a passively managed portfolio of securities selected to replicate a securities index, such as the Standard & Poor's 500 Index or the Dow Jones Industrial Average, or to represent exposure to a particular industry or sector. Most ETFs currently available hold only common stocks or other equity securities, but new ETFs are being created on a regular basis, and may include ETFs that invest in fixed income securities or other types of investments. Unlike open-end mutual funds, the shares of ETFs and closed-end investment companies are not purchased and redeemed by investors directly with the fund, but instead are purchased and sold through broker-dealers in transactions on a stock exchange. Because ETF and closed-end fund shares are traded on an exchange, they may trade at a discount from or a premium to the net asset value per share of the underlying portfolio of securities. As a relatively new type of security, the trading characteristics of ETFs may not yet be fully developed or understood by potential investors. In addition to bearing the risks related to investments in equity securities, investors in ETFs intended to replicate a securities index bear the risk that the ETFs performance may not correctly replicate the performance of the index. Investors in ETFs, closed-end funds and other investment companies bear a proportionate share of the expenses of those funds, including management fees, custodial and accounting costs, and other expenses. Trading in ETF and closed-end fund shares also entails payment of brokerage commissions and other transaction costs that are not incurred in connection with investments in open-end mutual funds.

LENDING OF PORTFOLIO SECURITIES

In order to generate income, the Growth Fund may lend portfolio securities on a short-term or a long-term basis, up to one-third of the value of its total assets, to broker-dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Investment Manager for the Fund has determined are creditworthy under guidelines established by the Trustees, and will receive collateral in the form of cash (which may be invested in accord with the Fund's investment program) or U.S. Government securities, equal to at least 100% of the value of the securities loaned at all times. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Fund also may receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. The Fund will retain the right to call, upon notice, the securities lent in order to exercise voting rights or for any other reason. The principal risk of lending portfolio securities is the potential insolvency of the broker-dealer or other borrower. There may be delays in recovery, or even loss of rights in the collateral, should the borrower fail financially. The Investment Manager reviews the creditworthiness of the entities to which loans are made to evaluate those risks.

CERTAIN POLICIES TO REDUCE RISK

The Growth Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. The Fund will (i) not purchase the securities of any company if, as a result, the Fund's holdings of that issue would amount to more than 5% of the value of the Fund's total assets, or more than 25% of the value of total assets would be invested in any one industry; and (ii) not borrow money except for temporary purposes and then only in amounts not exceeding 15% of the value of its total assets. The Fund will not borrow in order to increase income, but only to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Limitation (i) does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities or instruments secured by such obligations such as repurchase agreements, or to cash or cash items. These investment policies are deemed fundamental and may be changed only by approval of the Fund's shareholders.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets.

In addition, it is a fundamental investment policy that the Growth Fund may invest no more than 20% of its total assets in securities of foreign issuers. The Fund adheres to certain other fundamental investment policies, which are set forth in this Statement of Additional Information.


These fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the Growth Fund. The 1940 Act defines the term "majority of the outstanding voting shares" to mean the lesser of (i) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Fund has adopted the following Portfolio Holdings Disclosure Policies and Procedures to govern the disclosure of the portfolio holdings of the Fund.

POLICY: Information about the Fund's portfolio securities may be made publicly available on the Fund's website on a monthly or other periodic basis in accordance with applicable laws and regulations.

Portfolio holdings information may be made available on an ongoing basis to the Fund's service providers (including any investment adviser, administrator, custodian, principal underwriter or transfer agent that has entered into a written agreement with the Fund), provided that such information is made available for use by the service provider in the performance of its services to the Fund on a confidential basis, unless the information is publicly available.

Portfolio holdings information may be made available to investors upon request, provided that the information is publicly available.

Portfolio holdings information may be disclosed on a monthly or other periodic basis to brokers-dealers and other financial intermediaries for analytical, comparative and other legitimate business purposes, provided that the information is publicly available and the arrangement is approved in writing by an officer of the Trust.

Portfolio holdings information may be disclosed on a monthly or other periodic basis to rating and ranking organizations, such as Lipper and Morningstar, to obtain a rating or ranking or for analytical, comparative or other legitimate business purposes, provided that the information is publicly available and the arrangement is approved in writing by an officer of the Trust.

With respect to any arrangement to make available information about the Fund's portfolio securities, such information is considered "publicly available" (i) if, not later than the time that the Fund makes the information available to any person pursuant to the arrangement, the Fund discloses the information in a publicly available filing with the SEC that is required to include the information, or (ii) if applicable, the Fund makes the information available to any person pursuant to the arrangement no earlier than the day next following the day on which the Fund makes the information available on its website in the manner specified in its current prospectus.

Notwithstanding the foregoing, portfolio holdings information may be made available to selected third parties, provided that the disclosure is made for a legitimate business purpose, the information is subject to a written confidentiality agreement and such other conditions or restrictions as may be appropriate (e.g., an appropriate lag period), and the disclosure is approved in writing by an officer of the Trust.

Neither the Fund's investment adviser nor any other party may receive any compensation or other consideration in connection with an arrangement to make available information about the Fund's portfolio securities. The Fund may receive compensation or other consideration in connection with such an arrangement, subject to approval by the Trust's Board of Trustees.

These policies and procedures do not apply with respect to portfolio holdings information requested by a regulatory or governmental entity.

PROCEDURES: The Chief Compliance Officer periodically reviews any ongoing arrangements to make available information about the Fund's portfolio securities to ensure compliance with these policies and procedures. The Fund's investment adviser regularly reports to the Trust's Board regarding the recipients of portfolio holdings information.

Any person who approves any arrangement to make or otherwise makes available information about the Fund's portfolio securities must promptly report the arrangement or disclosure to the Chief Compliance Officer, which report must be in writing and include the identity of the recipient, the nature of the information disclosed, the frequency of the disclosure, and the material terms and conditions upon which the disclosure is made.

The Chief Compliance Officer or a designee must maintain a record of all persons who receive information about the Fund's portfolio securities, including the identity of the recipient, the nature of the information disclosed, the frequency of the disclosure, and the material terms and conditions upon which the disclosure is made.


MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The management of the Trust's business and affairs is the responsibility of its Board of Trustees. Although the Board is not involved in the day-to-day operations of the Trust, the Board has the responsibility for establishing broad operating policies and supervising the overall performance of the Trust.

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below.


---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
            (1)                   (2)           (3)               (4)                (5)                    (6)
                              POSITION(S)       LHGF           PRINCIPAL             # OF        OTHER DIRECTORSHIPS HELD
  NAME, ADDRESS, AND AGE       HELD WITH      TRUSTEE/       OCCUPATION(S)        PORTFOLIOS            BY TRUSTEE
                                 FUND         OFFICER       DURING LAST FIVE        IN FUND
                                               SINCE*            YEARS              COMPLEX
                                                                                 OVERSEEN BY
                                                                                   TRUSTEE
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
Disinterested Trustees
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
James H. Lowry               Independent    November      Vice President, The         1                    None
One North Wacker Drive,      Trustee        2002          Boston Consulting
Suite 700, Chicago,                                       Group
Illinois  60606
Age 65
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
Carla S. Carstens            Independent    December      President                   1                    None
One North Wacker Drive,      Trustee        2004          Carstens Associates
Suite 700,                                                (Management
Chicago, IL 60606                                         Consulting)
Age 54                                                    Merger Integration
                                                          Mgr, BP, Ltd.
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------



---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
JoAnn Sannasardo Lilek       Independent    December      CFO, DSC Logistics,
One North Wacker             Trustee        2004          EVP, Office of the          1                    None
Drive, Suite 700                                          Chairman, ABN Amro
Chicago, IL 60606                                         North America
Age 48
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
Robert M. Steiner            Independent    December      Vice Chairman, EVP,
One North Wacker Drive,      Trustee        2004          Rothschild                  1                    None
Suite 700                                                 Investment Corp.
Chicago, IL 60606
Age 66
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
Interested Trustees
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
Louis A. Holland             Trustee and    April 1996    Managing Partner            1         Board of Directors of the
One North Wacker Drive,      President                    and  Chief                            Packaging Corporation of
Suite 700, Chicago,                                       Investment Officer,                   America, Mason Street
Illinois 60606                                            Holland Capital                       Funds, Inc./Northwestern
Age 63                                                    Management, LP                        Mutual Series Fund, Inc.
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
Officers
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
Laura J. Janus               Treasurer      April 1996    Partner and                 0                    None
One North Wacker Drive,                                   Portfolio Manager,
Suite 700, Chicago,                                       Holland Capital
Illinois 60606                                            Management, LP
Age 57
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------
Monica L. Walker             Secretary      April 1996    Partner and                 0                    None
One North Wacker Drive,                                   Portfolio
Suite 700, Chicago,                                       Manger, Holland
Illinois 60606                                            Capital Management,
Age 46                                                    LP
---------------------------- -------------- ------------- --------------------- --------------- ----------------------------


*Each trustee and officer of the Fund is elected to serve for an indefinite term, until his or her death, resignation or removal from office.

Mr. Holland, Ms. Walker and Ms. Janus each is an "interested person" of the Fund because of his or her employment by and ownership interest in Holland Capital Management, L.P., the Investment Manager and Distributor of the Fund.

As used in the foregoing table, and in several other tables that follow in this SAI, the term "Fund Complex" is defined by the SEC to include two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or investment advisers that are affiliated with one another. As applied to the Trust, the term "Fund Complex" includes only the Growth Fund.

COMMITTEES OF THE BOARD OF TRUSTEES


The duties of the committee and present membership are as follows:

AUDIT COMMITTEE: The Audit Committee has responsibility for overseeing the Trust's accounting policies and procedures and other areas relating to the Trust's auditing processes. The Audit Committee selects the Trust's independent public accountants, approves the terms of their engagement and compensation, and meets with the Trust's independent public accountants at least once annually to discuss the scope and results of the annual audit of the Growth Fund and such other matters as the Audit Committee members may deem appropriate or desirable. Mr. Lowry, Ms. Carstens, Ms. Lilek, and Mr. Steiner, each of whom is a disinterested Trustee, are the members of the Audit Committee. During the Trust's fiscal year ended December 31, 2004, the Audit Committee held two meetings.

NOMINATING COMMITTEE: The Committee makes nominations for independent Trustee membership on the Board of Trustees. Mr. Lowry, Ms. Lilek, Ms. Carstens and Mr. Steiner, each of whom is a disinterested Trustee, are members of the Nominating Committee. The Nominating Committee held no meetings during the Trust's last fiscal year. The Committee will consider independent Trustee candidates recommended by fund shareholders. The names of such candidates should be submitted to the Chairperson of the Committee in writing at 1 N. Wacker Drive, Suite 700, Chicago, IL 60606 for communications with the independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an independent Trustee of the Trust.


CERTAIN POSITIONS, RELATIONSHIPS AND OWNERSHIP INTERESTS OF DISINTERESTED
TRUSTEES

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, holds or has held within the two previous calendar years any position, including as an officer, employee, director, or general partner, with any of: (i) the Fund; (ii) a registered or unregistered investment company having the same investment adviser or principal underwriter as the Fund, or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Fund; (iii) an investment adviser, principal underwriter or affiliate person of the Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.


None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, owns beneficially or of record any security in: (i) the investment adviser or principal underwriter of the Fund; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

OWNERSHIP BY TRUSTEES OF EQUITY SECURITIES OF THE FUND

As of December 31, 2004, the Trustees of the Trust owned the following amounts of equity securities in the Growth Fund:

    ------------------------------ ----------------------------- ---------------------------------------------------------
                 (1)                           (2)                                         (3)
                                      DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
           NAME OF TRUSTEE            SECURITIES IN THE FUND      REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
                                                                              FAMILY OF INVESTMENT COMPANIES
    ------------------------------ ----------------------------- ---------------------------------------------------------
    James H. Lowry                             -0-                                         -0-
    ------------------------------ ----------------------------- ---------------------------------------------------------
    Carla S. Carstens                          -0-                                         -0-
    ------------------------------ ----------------------------- ---------------------------------------------------------
    Robert  Steiner                            -0-                                         -0-
    ------------------------------ ----------------------------- ---------------------------------------------------------
    JoAnn Sannasardo Lilek                     -0-                                         -0-
    ------------------------------ ----------------------------- ---------------------------------------------------------
    Louis A. Holland                    $50,001 - $100,000                          $50,001 - $100,000
    ------------------------------ ----------------------------- ---------------------------------------------------------

None of the disinterested Trustees nor any member of his or her family owns any security of the Investment Manager, Distributor, or any other affiliated person of the Trust.

TRUSTEE COMPENSATION

The following table describes the compensation provided by the Trust for the fiscal year ended December 31, 2004:

    ------------------------ ---------------- --------------------------- ----------------------- -------------------------
              (1)                  (2)                   (3)                       (4)                      (5)
        NAME OF PERSON,         AGGREGATE         PENSION RETIREMENT        ESTIMATED BENEFITS    TOTAL COMPENSATION FROM
           POSITION           COMPENSATION     BENEFITS ACCRUED AS PART     UPON RETIREMENT OF       THE TRUST PAID TO
                                FROM FUND         OF FUNDS EXPENSES           TRUST EXPENSES              TRUSTEES
    ------------------------ ---------------- --------------------------- ----------------------- -------------------------
    James H. Lowry
    Trustee and Member of        $8,000                  -0-                       -0-                     $8,000
    Audit Committee
    ------------------------ ---------------- --------------------------- ----------------------- -------------------------
    Carla S. Carstens,
    Trustee and Member of          -0-                   -0-                       -0-                      -0-
    Audit Committee

    ------------------------ ---------------- --------------------------- ----------------------- -------------------------
    JoAnn Sannasardo Lilek
    Trustee and Member             -0-                   -0-                       -0-                      -0-
    Of Audit Committee
    Robert Steiner
    Trustee and Member             -0-                   -0-                       -0-                      -0-
    Of Audit Committee
    Louis A. Holland
    Trustee and                    -0-                   -0-                       -0-                      -0-
    President
    ------------------------ ---------------- --------------------------- ----------------------- -------------------------

Lester H. McKeever, a Trustee and member of the Audit Committee resigned from the Board of Trustees effective December 30, 2004. He received total compensation from the Trust during the fiscal year ended December 31, 2004 in the amount of $8,000 for his service as a Trustee.

Ms. Carstens, Ms. Lilek, and Mr. Steiner became trustees effective December
2004.

Trustees who are interested persons of the Trust, as that term is defined by the 1940 Act, do not receive compensation from the Trust. Each disinterested Trustee receives a fee per Board of Trustee meeting attended, per Audit Committee meeting attended and per Nominating Committee meeting attended. The Trust has not adopted any pension or retirement plan that would provide benefits to Trustees upon retirement from service on the Board of Trustees.

PRINCIPAL HOLDERS OF SECURITIES

The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of the Growth Fund's shares as of January 31, 2005 are listed below:

Name                           Address                                Percentage
VALIC Separate Account A       2919 Allen Pkwy # L7-01                  79.83%
                               Houston, TX 77019-2142

Shares are sold only to VALIC Separate Account A in connection with certain variable insurance contracts. Pursuant to Securities and Exchange Commission requirements, owners of those contracts have pass-thru voting privileges with regard to Fund matters; notwithstanding that the contract owners do not own the Fund shares. Thus, VALIC does not have voting powers with regard to Fund matters.

As of January 31, 2005, Trustees and officers of the Trust, as a group, owned less than 1% of the Growth Fund's outstanding voting securities.


INVESTMENT MANAGEMENT AND OTHER SERVICES

THE INVESTMENT MANAGER

Holland Capital Management, L.P., One North Wacker Drive, Suite 700, Chicago, Illinois 60606, serves as Investment Manager of the Trust pursuant to an Investment Management and Administration Agreement that has been approved by the Board, including a majority of independent Trustees.

The Investment Manager is a Delaware limited partnership, the general partner of which is Holland Capital Management, Inc., and the limited partners of which are Louis A. Holland, Laura J. Janus, Monica L. Walker, Catherine E. Lavery, and HCM Investments, Inc., a Delaware corporation. The general partner is an Illinois corporation that is wholly owned and controlled by Mr. Holland, who also is the majority owner and controlling person of HCM Investments, Inc. Ms. Janus, Ms. Walker and Ms. Lavery each is an executive of the Investment Manager, and together own a minority of the limited partnership interests in the Investment Manager, directly and indirectly through minority interests in HCM Investments, Inc. Ms. Janus and Ms. Walker are officers of the Trust. Mr. Holland owns a majority of the limited partnership interests in the Investment Manager, directly and indirectly through his majority ownership of HCM Investments, Inc. Mr. Holland is the managing partner and chief investment officer of the Investment Manager and is a trustee of the Trust. Prior to 2002, HCM Investments, Inc. carried on business as a securities broker-dealer, and served as the principal underwriter and Distributor of the Trust's shares. In a reorganization transaction that became effective January 1, 2002, HCM Investments, Inc. transferred its broker-dealer business operations to the Investment Manager in exchange for a limited partnership interest in the Investment Manager.

Investment management fees are paid to the Investment Manager monthly at the following annualized rates based on a percentage of the average daily net asset value of the Growth Fund: 0.85% of average daily net assets up to $500 million, 0.75% of average daily net assets up to the next $500 million, and 0.65% of average daily net assets in excess of $1 billion. The Investment Manager has contractually agreed to waive its management fee and reimburse expenses in an amount that operates to limit total annual operating expenses of the Growth Fund to not more than 1.35% of the Growth Fund's average daily net assets. The investment management fees paid to the Investment Manager during the past three fiscal years are as follows:


      ---------------------- ----------------------- -------------------------------- ---------------------------
       Fiscal Year Ending    Investment Management      Investment Management Fee      Investment Management Fee
           December 31         Fee Before Waiver                Waived                      Paid to Adviser
      ---------------------- ----------------------- -------------------------------- ---------------------------
              2004                  $303,698                    $189,252                       $114,446
      ---------------------- ----------------------- -------------------------------- ---------------------------
              2003                  $205,568                     $81,256                       $124,312
      ---------------------- ----------------------- -------------------------------- ---------------------------
              2002                  $141,221                     $85,906                       455,315
      ---------------------- ----------------------- -------------------------------- ---------------------------


In addition to the duties set forth in the Prospectus, the Investment Manager, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities: (i) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iii) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (iv) obtain and evaluate business and financial information in connection with the exercise of its duties.

The Investment Manager will also furnish to or place at the disposal of the Trust such information and reports as requested by or as the Investment Manager believes would be helpful to the Trust. The Investment Manager has agreed to permit individuals who are among its officers or employees to serve as Trustees, officers, and members of any committee or advisory board of the Trust without cost to the Trust. The Investment Manager has agreed to pay all salaries, expenses, and fees of any Trustees or officers of the Trust who are affiliated with the Investment Manager.

Under the 1940 Act, an investment advisory contract initially must be approved by a vote of the majority of outstanding voting securities of the investment company (which, in the case of a newly organized fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the trustees or by a vote of the majority of the outstanding voting securities of the investment company.

Further, the 1940 Act requires that an investment advisory contract, or the continuance thereof, be approved by a vote of the majority of the trustees who are not interested persons of the fund, the fund's adviser or the distributor, cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act also places a specific duty upon a fund's trustees to request and evaluate, and a corresponding duty upon the investment adviser to furnish, such information as reasonably may be necessary to evaluate the terms of the contract.

The Trustees of the Growth Fund are presented at each of their regular meetings with reports and analyses by the Investment Manager regarding (i) the investment performance of the Growth Fund, in relation to benchmark indices and in relation to other funds having similar investment objectives, (ii) Fund brokerage, and
(iii) portfolio compliance matters. The Trustees review and consider these reports as part of their responsibility to manage the affairs of the Trust. These reports also form a part of the information considered by the Trustees in determining whether to approve the investment management contract with the Investment Manager.


[The following information is to be updated by amendment: The current investment management contract of the Fund was approved by the Trustees at their meeting on February 18, 2004 At that meeting, the Trustees were presented with information regarding


     o    the nature and extent of the services provided by the Investment
          Manager,

     o    the cost of those services,

     o    the Investment Manager's personnel providing services to the Fund,

     o the long-term and short-term investment performance of the Fund in relation to its benchmark indices and in relation to other mutual funds having similar investment objectives,

     o    overall expenses of the Fund,

     o    brokerage transactions and the cost thereof,

     o    the financial condition of the Investment Manager,

     o    conflicts of interest relating to the Investment Manager, and

     o the effect of the Fund's relatively small size, and prospects for future growth, as those factors relate to investment performance and expenses.


Of particular interest to the Trustees in their deliberation were the Fund's total expenses and the level of investment advisory fees in relation to the fees and expenses of other mutual funds having similar investment objectives, as well as the investment performance of the Fund in relation to such other mutual funds and in relation to the Fund's benchmark indices. Comparative data reviewed by the Trustees indicated that, while the expenses of the Fund were significantly higher than the average of peer group mutual funds, this largely appeared due to the relatively small size of the Fund. It further was noted that the total expenses of the Fund as a percentage of assets have declined during the most recent fiscal year. The comparative data further indicated that, while the investment advisory fee also was moderately higher than the average of peer group funds, the Fund's investment performance exceeded its benchmark indices since inception. The Fund's performance was superior to the average of peer group funds.]


CODE OF ETHICS


The Trust adheres to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with the Trust. The Investment Manager has included similar provisions in its Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes require all access persons to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. The Codes also contain other restrictions applicable to specified types of transactions. In addition, all employees must report their personal securities transactions within 30 days after the end of the calendar quarter. Any material violation of the Codes relating to the Trust is reported to the Board of the Trust. The Board also reviews the administration of the Codes on an annual basis.


PROXY VOTING POLICIES AND PROCEDURES


The Fund uses the proxy voting policies and procedures of the Investment Manager to determine how to vote proxies relating to portfolios securities, and has delegated all proxy voting decisions to the Investment Manager. A copy of the Investment Manager's proxy voting policies and procedures is included in the Appendix B to this Statement of Additional Information Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge on the Fund's website at www.hollandcap.com and on the SEC's website at www.sec.gov.


THE DISTRIBUTOR AND DISTRIBUTION SERVICES


The Investment Manager serves as the principal underwriter and distributor (the "Distributor") of the shares of the Growth Fund, which are offered on a continuous basis, pursuant to a Distribution Agreement between the Distributor and the Trust. Please refer to the description above of the ownership and control of the Investment Manager by persons who are affiliated persons of the Trust.

The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing such services. The Trust has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act, but reserves the right to do so with respect to the Growth Fund, any future series of shares or any future classes of shares of any series. No compensation was paid to the Distributor for distribution services for the year ended December 31, 2004.


Holland Capital Management, L.P., as Investment Manager and Distributor, may provide direct or indirect compensation to financial services firms, at its own expense, in connection with the promotion by such firms of the Fund and the sale of shares of the Fund, and for services provided to shareholders of the Fund by such firms. Direct compensation may include payments of finder's fees and asset retention fees and, in the case of financial intermediaries that invest in the Fund through omnibus accounts representing the interests of multiple investors, payments to the intermediary to defray the intermediary's administrative and service expenses. Indirect compensation may include financial assistance in developing sales programs and marketing literature, or payment or reimbursement of expenses of financial services firms' sales seminars, sales training activities and other financial services firm events or activities.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Pursuant to written agreements with the Trust, U.S. Bank, NA serves as custodian, and U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Trust. The principal business address of U.S. Bank, N.A. is 425 Walnut Street, Cincinnati, OH 45202. The principal business address of U.S. Bancorp Fund Services, LLC is 615 East Michigan Street, Milwaukee, Wisconsin 53201-0701. The fees and certain expenses of U.S. Bank, NA and U.S. Bancorp Fund Services, LLC for providing these services are paid by the Trust.

ADMINISTRATOR


Fiduciary Management, Inc. ("Fiduciary"), the principal business address of which is 225 East Mason Street, Milwaukee, Wisconsin 53202, provides mutual fund accounting, administrative, recordkeeping, tax-related and other reporting services for the Trust pursuant to a written agreement between the Trust and Fiduciary. The fees and certain expenses of Fiduciary for providing these services are paid by the Trust. Fiduciary was paid $69,128 for services for the fiscal year ended December 31, 2004..

PORTFOLIO MANAGERS

The following table lists the number and types of other accounts advised by Holland Capital Management managers and assets under management in those accounts as of December 31, 2004:

                                                             OTHER POOLED
PORTFOLIO              REGISTERED             ASSETS          INVESTMENT         ASSETS          OTHER         ASSETS
MANAGER           INVESTMENT COMPANIES        MANAGED          VEHICLES          MANAGED       ACCOUNTS        MANAGED
Louis A.                    2              $75,153,997            0                $NA            50        $1,390,358,293
Holland                                                                                           2 *       $  673,956,561
Monica L. Walker            2              $75,153,997            0                $NA            50        $1,390,358,293
                                                                                                  2*        $  673,956,561
Laura J. Janus              0                   0                 0                $NA            42        $  446,308,147

*THESE ACCOUNTS EARN PERFORMANCE-BASED FEES

POTENTIAL CONFLICTS OF INTEREST BETWEEN THE FUND AND OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Portfolio managers at Holland Capital Management manage portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. They may have investment objectives, strategies and risk profiles that differ from those of the Fund. Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio.

In managing other accounts, certain material conflicts of interest may arise. Potential conflicts include, for example, conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Fund's Portfolio Managers and conflicts in the allocation of investment opportunities between the Fund and such other accounts. Potential material conflicts may also arise in connection with the Portfolio Managers' management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other, where the other accounts have higher or performance-based fee arrangements.

The Investment Manager has a fiduciary responsibility to treat all clients fairly. The Investment Manager has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Investment Manager monitors a variety of areas, including compliance with the account's guidelines, the allocation of securities, and compliance with Holland Capital Management's Code of Ethics.

COMPENSATION OF HOLLAND CAPITAL MANAGEMENT PORTFOLIO MANAGERS
As of December 31, 2004

Portfolio Managers who are partners/owners of the firm: The compensation package for portfolio managers who are partners/owners of the firm consists of two components: base pay and annual incentive. The base pay is competitive with the marketplace and reflects a portfolio manager's contribution to Holland Capital Management's success as well as his or her contribution and participation as a partner/owner of the firm.

Because the portfolio manager is also a partner/owner of the firm, a portion of the portfolio manager's overall compensation may include annual cash bonuses dependent upon the overall performance of the firm, as determined by the firm's partners and as measured by pre-tax portfolio results relative to their respective benchmarks for the past year, the increase in assets under management and increase in pre-tax income. The benchmarks are the S&P500 and the Russell 1000 Growth for the High Quality Growth Equity product and the Lehman Aggregate and Lehman Government/Credit Intermediate for the fixed income products. Portfolio managers who are also partners/owners receive partnership income based upon the overall financial performance of the firm commensurate with their limited partnership interest.

Portfolio Managers (analysts) who are NOT partners/owners: The compensation package for portfolio managers who are not partners/owners of the firm and who also have analyst responsibilities consists of two components: base pay and annual incentive. The base pay is competitive with the marketplace and reflects the contribution made as a portfolio manager and as an equity analyst to Holland Capital Management's success.

Annual incentive cash compensation for a portfolio manager who also acts as an equity analyst is based upon the overall performance of the firm, as determined by the firm's partners and as measured by pre-tax portfolio results relative to their respective benchmarks for the past year, the increase in assets under management, and increase in pre-tax income. The benchmarks are the S&P500 and the Russell 1000 Growth for the High Quality Growth Equity product and the Lehman Aggregate and Lehman Government/Credit Intermediate for the fixed income products. That portion of incentive compensation related to portfolio management responsibilities evaluates his/her contribution to the overall success of the equity portfolios for which the portfolio manager serves as an analyst, but is not directly tied to portfolio performance. Equity analysts' annual incentive compensation is based on the quality of research, number of new ideas generated, performance of individual holdings relative to their respective sector, overall performance of the equity portfolio(s) and contribution to the team decision-making process. Qualitative factors considered for portfolio managers and for analysts include leadership, teamwork and overall contribution made during the year.

EQUITY SECURITIES BENEFICIALLY OWNED BY PORTFOLIO MANAGERS OF HOLLAND CAPITAL MANAGEMENT, LP. The dollar range of equity securities beneficially owned by Holland Capital Management portfolio managers in the Lou Holland Growth Fund are as follows for the fiscal year ended December 31, 2004:

--------------------------------------- ---------------------------------------- -------------------------------------
                                                                                 DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER                                        FUND                    BENEFICIALLY OWNED
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
Louis A. Holland                        Lou Holland Growth Fund                  $50,001-100,000
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
Monica Walker                           Lou Holland Growth Fund                  $10,001-50,000
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
Laura J. Janus                          Lou Holland Growth Fund                  $10,001-50,000
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------

BROKERAGE ALLOCATION AND OTHER PRACTICES


Subject to the general supervision of the Board, the Investment Manager is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

The purchase or sale of debt securities and equities traded in the "over-the-counter" markets usually is effected on a principal basis directly with issuers or with securities dealers. In general, the price paid or received in such transactions is on a "net" basis which does not include any explicit "commission," but which does include the dealer's "mark up" or "mark down." However, some securities dealers execute transactions in "over-the-counter" equities on an explicit fee basis, similar to agency transactions in exchange-traded equities, and the Investment Manager may choose to effect transactions in over-the-counter equities with such dealers on that basis, rather than on a "net" basis. Debt securities also may be purchased in underwritten offerings, which generally include a specific amount of compensation to the underwriters, usually referred to as an underwriting "discount" or selling concession.

In selecting brokers and dealers to effect transactions for the accounts of the Fund, the Investment Manager's primary consideration is to seek to obtain the execution of client transactions at the most favorable overall price and in the most effective manner ("best execution"). the Investment Manager's trading personnel consider a number of factors, including research services, if any, provided by the broker to the Investment Manager; the price of the security to be traded; expertise in the particular type of security or transaction, access to relevant markets, size or value of the order and the liquidity of the security to be purchased or sold, prior experience of the Investment Manager with the broker or dealer, commission to be charged, clearance and settlement capabilities, and commission to be charged, if any. After consideration of these factors, the Investment Manager's trading personnel may choose, subject to the Investment Manager's policy of seeking "best execution," a broker or dealer which charges a commission or mark-up or mark-down in excess of that which might have been charged by another broker or dealer for execution of the same transaction.

The Investment Manager's Investment Policy Committee ("IPC") with advice, assistance and information from trading desk personnel, has established procedures whereby it monitors and periodically evaluates the cost and quality of execution services provided by brokers selected by the Investment Manager to execute transactions for the accounts of the Fund and other investment advisory clients. Pursuant to those procedures, the IPC also monitors trading technologies and market developments which might affect the Investment Manager's selection of brokers, dealers and markets to execute transactions for the Fund and other clients, and approves and monitors soft dollar arrangements regarding investment research and related services provided by brokers to the Investment Manager.

With respect to research services, the IPC meets periodically, generally at least quarterly, to establish and review the allocation of commissions paid for the execution of the Fund's and other clients' transactions to brokers that provide research services to the Investment Manager, and to "rank" brokers based on the value of the research services they provide. These rankings are used as one factor in the Investment Manager's selection of brokers to effect transactions for the Fund and other client accounts.

The Investment Manager receives from brokers a wide variety of investment research information and services, including written and oral reports and analyses from brokerage firm analysts on companies, industries or market segments; compilations of company or security data; market information and quotation equipment and data services, including related software; attendance at conferences and seminars on investment topics, and portfolio analysis software, data and reports. Certain of these research services are proprietary to the broker that provides them, while others, such as the The Analyst's Accounting Observer, Baseline, Ned Davis Research, ISI Group, the Attribution Report and US Equity Profile Report, produced by Frank Russell Co., Communications Computing Report, S&P Survey Reports, Bloomberg, Value Line, GICS Direct, and the Bond Edge service produced by Capital Management Sciences, are produced by third parties but provided to HCM by a broker. Where a service is produced by a third party but provided to the Investment Manager by a broker, the broker generally requests of the Investment Manager a specific dollar amount of commissions in respect of such research service. Third party services also generally may be purchased for cash directly from the third parties that produce them. There generally is no specific dollar amount of commissions associated with the provision by brokers of proprietary research information and services. The Investment Manager endeavors to direct to brokers that provide it with either proprietary or third party research services commissions in amounts sufficient to ensure continued receipt of services the Investment Manager believes to be of value in making investment decisions for advisory clients, including the Fund. Research services provided to the Investment Manager by brokers to which the Investment Manager directs Fund and other client commissions may be used by the Investment Manager in making investment decisions for any or all of its client accounts, including the Fund, and the use of a particular service by the Investment Manager is not limited to, and may not be used at all in making decisions for, the accounts of the Fund or other clients whose transactions are directed to the broker providing the research service.

Some third party services, including specifically the Frank Russell US Equity Profile Report noted above, are used by the Investment Manager both for investment research purposes and for non-research purposes such as presentations to prospective clients or reports to existing clients on their portfolios. Where the Investment Manager uses such a service both for research and for non-research purposes, it makes a good faith allocation of the cost of such service between the research and non-research uses of the service. The portion of the cost allocable to non-research use of the service is paid by the Investment Manager, while the portion allocable to investment research use may be paid by the direction of commissions on Fund and other advisory client transactions to the broker providing the service.

The Investment Manager is subject to a conflict of interest in allocating commissions paid by the Fund and other clients on transactions for their accounts to brokers that provide research services to it, in that such arrangements result in the provision to the Investment Manager of services for which it might otherwise be obliged to pay from its own funds. The Investment Manager believes this conflict of interest is mitigated by its policy of seeking "best execution" of client transactions. The Investment Manager is subject to a further conflict of interest in allocating the cost of services that have both research and non-research uses, which it endeavors to resolve through making such allocations in good faith.


The Investment Manager currently provides investment advice to other entities and advisory accounts that have investment programs and an investment objective similar to the Growth Fund. Accordingly, occasions may arise when the Investment Manager may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objective and programs of the Fund, and other accounts. On those occasions, the Investment Manager will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Investment Manager will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Fund.


The Investment Manager is a registered broker-dealer, and may act as broker for the Growth Fund, in conformity with the securities laws and rules thereunder. In order for the Investment Manager to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions received by the Investment Manager must be reasonable and fair compared to the commission paid to other brokers in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the Investment Manager to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Board has adopted procedures for evaluating the reasonableness of commissions, if any, paid to the Investment Manager, and periodically will review those procedures and the amount of commissions actually paid to the Investment Manager, if any. The Investment Manager does not act as principal in effecting any portfolio transactions for the Fund or the accounts of other advisory clients.


For the fiscal years ended December 31, 2002, 2003 and 2004, total brokerage commissions paid by the Growth Fund were $39,471, $26,814 and $22,886 respectively. No brokerage commissions were paid by the Fund during its last three fiscal years to the Investment Manager, nor to any broker-dealer that is an affiliated person of the Fund, the Investment Manager or Distributor.

Pursuant to the policies and procedures described above regarding the consideration of research services provided to the Investment Manager as a factor in the selection of brokers and dealers to execute transactions for the account of the Fund, during the fiscal year of the Fund ended December 31, 2004, the Investment Manager did not direct any commissions to brokers that provided it with investment research.


The Fund did not own or acquire during its most recent fiscal year any security of its regular broker-dealers or their respective parent companies.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

The shares of the Growth Fund are offered to the public for purchase directly through the Distributor. The offering and redemption price of the shares of the Fund are based upon the Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the Fund. See "Determination of Net Asset Value" below. The Trust intends to pay all redemptions of the shares of the Fund in cash. However, the Trust may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which the Fund will be committed to pay in cash to any shareholder of record of the Fund, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not intend in general to make redemptions-in-kind but reserves the tight to do so.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Growth Fund may only be suspended (i) for any period during which trading on the New York Stock Exchange ("Exchange") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Growth Fund is normally calculated as of the close of trading on the Exchange on every day the Exchange is open for trading. The Exchange is open Monday through Friday except on national holidays. The assets of the Growth Fund are valued as follows:

Equity assets are valued based on market quotations, or if market quotations are not available, by a method that the Board believes accurately reflects fair value.

All money market instruments held by the Growth Fund are valued on an amortized cost basis. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at prices obtained from an independent pricing service. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Investment Manager deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used.

Securities traded in foreign markets usually are valued on the basis of the most recent closing market prices at 4:00 p.m. Eastern Time. Most foreign markets close at least several hours before that time, and foreign markets sometimes are closed for holidays or other reasons on days on which the NYSE is open. Normally, developments that could affect the values of foreign securities held by the Fund that occur between the close of trading on the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the Fund's net asset value, the Fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4:00 p.m. Eastern Time.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued in good faith by the Board using its best judgment.

TAXES

The Trust intends to continue to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. As such, it will not be subject to federal income tax on any income and capital gains distributed to its shareholders. Under Subchapter M of the Code, the Trust must satisfy certain requirements regarding the character of investments in the Trust, investment diversification, and distribution.

In general, to qualify as a RIC, at least 90% of the gross income of the Trust for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities.

A RIC must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level.

In addition, the Trust must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its capital gains net income (as of the twelve months ended October 31), in order to avoid a federal excise tax. The Trust intends to make the required distributions, but cannot guarantee that it will do so. Dividends attributable to the Trust's ordinary income are taxable as such to shareholders in the year in which they are received.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the Growth Fund for more than 45 days and the Trust retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of capital gains net income reflects the Trust's excess of net long-term gains over its net short-term losses. The Trust must designate income dividends and distributions of capital gains net income and must notify shareholders of these designations within sixty days after the close of the Trust's taxable year. A corporate shareholder of the Trust cannot use a dividends-received deduction for distributions of capital gains net income.

If, in any taxable year, the Trust should not qualify as a RIC under the Code:
(i) the Trust would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (ii) the Trust's distributions to the extent made out of the Trust's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

If the Trust purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Trust may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Trust to its shareholders. Additional charges in the nature of interest may be imposed on either the Trust or its shareholders with respect to deferred taxes arising from the distributions or gains. If the Trust were to purchase shares in a PFIC and (if the PFIC made the necessary information available) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Trust might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Trust, and the amounts would be subject to the 90% and calendar year distribution requirements described above.

ORGANIZATION OF THE TRUST

Each share of the Growth Fund is entitled to one vote on all matters submitted to a vote of shareholders of the Fund. Fractional shares, when issued, have the same rights, proportionately, as full shares. All shares are fully paid and non-assessable when issued and have no preemptive, conversion or cumulative voting rights.

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) electing the initial Board; (ii) approving certain agreements as required by the 1940 Act; (iii) changing the fundamental investment objective, policies, and restrictions of the Growth Fund; and (iv) filling vacancies on the Board in the event that less than a two-thirds majority of the Trustees were elected by shareholders. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

PERFORMANCE INFORMATION ABOUT THE GROWTH FUND

TOTAL RETURN CALCULATIONS

The Growth Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the current net asset value of the Fund, and assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)1/n - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period; where P equals a hypothetical initial payment of $1,000; and where n equals the number of years.

The Growth Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1 Where:

         C = Cumulative Total Return
         P = a hypothetical initial investment of $1,000

         ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Based on the foregoing, the average annual total return for the Growth Fund for the year ended December 31, 2004, was 11.21%, the average annual return for the five years ended December 31, 2004, was 0.38%and the average annual total return for the Growth Fund since inception on April 29, 1996 was 9.58%.


The Growth Fund, from time to time, also may advertise its average annual total return, after taxes on distributions, or after taxes on distributions and redemptions. The first figure is calculated by assuming the reinvestment of all dividends and capital gains distributions, less the amount of any taxes due on such distributions calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The average annual total return after taxes on distributions is determined by finding the average annual compound rate of return that would equate the initial amount invested to the ending value, according to the following formula:

P(1 + T)n = ATVD

Where :

         P = a hypothetical initial investment of $1,000
         T = average annual total return (after taxes on distributions) n = number of years
         ATVD = redeemable value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The second figure is calculated by assuming the reinvestment of all dividends and capital gains distributions, less the amount of any taxes due on such distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date, and by assuming complete redemption at the end of the period. The redemption proceeds are adjusted by subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. The amount and character (e.g., short term or long term) of capital gain or loss is separately determined for the initial investment and each subsequent assumed purchase through reinvestment of dividends and distributions. The average annual total return after taxes on distributions and redemption is determined by finding the average annual compound rate of return that would equate the initial amount invested to the ending value, according to the following formula:

P(1 + T)n = ATVDR

Where :

         P = a hypothetical initial investment of $1,000
         T = average annual total return (after taxes on distributions and redemption)
         n = number of years
         ATVDR = redeemable value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

Based upon the foregoing, the average annual total return for the Growth Fund, after taxes on fund distributions but not after taxes on redemption, for the one and five year periods ended December 31, 2003, was 27.73% and -0.57%, respectively; and since inception on April 29, 1996, was 8.81%.

The average annual total return for the Growth Fund, after taxes on fund distributions and redemption, for the one and five year periods ended December 31, 2003, was 18.03% and -0.13%, respectively; and since inception on April 29, 1996, was 8.07%.

The performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect waivers and reimbursements made by the Adviser to keep aggregate annual operating expenses at 1.35% of daily net assets. An investment in the Fund will fluctuate in value and, at redemption, its value may be more or less than the initial investment.

From time to time, in reports and promotional literature, the performance of the Growth Fund may be compared to: (i) other mutual funds or groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Fund Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (ii) the Consumer Price Index (measure of inflation), which may be used to assess the real rate of return from an investment in the Fund; (iii) other Government statistics such as Gross Domestic Product, and net import and export figures derived from Governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iv) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (v) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the mutual funds it follows and its four star rankings to 22.5% of the mutual funds it follows. Rankings are not absolute or necessarily predictive of future performance.

The Trust may also illustrate the investment returns of the Growth Fund or returns in general by graphs and charts that compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities law applicable to the offer and sale of the shares described in the Prospectus has been provided by Jorden Burt LLP, 1025 Thomas Jefferson Street, N.W., Suite 400
- East Lobby, Washington, DC 20007, which serves as Special Counsel to the
Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Trust's independent auditors are KPMG LLP, 303 East Wacker Drive, Chicago, Illinois, 60601.

FINANCIAL STATEMENTS


The financial statements and accompanying notes for the years ended December 31, 2004 and 2003 are included in the Growth Fund's Annual Report, which accompanies this Statement of Additional Information, and are incorporated herein by reference. The financial statements, including the financial highlights contained in the prospectus, for the years ended December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000 have been audited by KPMG LLP, independent auditors, as stated in their report, and are included herein in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


Shareholders may obtain additional copies of the Annual Report free of charge by calling 1-800-295-9779.

                                   APPENDIX A

            DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES

Description of Moody's Investors Service, Inc.'s commercial paper ratings:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1. Leading market positions in well established industries. High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial market and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Corporation's commercial paper ratings:

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Fitch Investor's Service, Inc.'s commercial paper ratings:

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Description of Duff & Phelps Inc.'s commercial paper ratings:

Duff 1--High certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  DESCRIPTION OF CERTAIN CORPORATE BOND RATINGS

          DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           DESCRIPTION OF STANDARD & POOR'S CORPORATION'S BOND RATINGS

  AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



                                   APPENDIX B

                         HOLLAND CAPITAL MANAGEMENT, LP

     Proxy Voting Policies and Procedures[To be amended in final submission]

October 5, 2004

GENERAL GUIDELINES

The Securities and Exchange Commission ("SEC") has stated that an investment adviser, such as Holland Capital Management, L.P. ("HCM"), is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. To satisfy the adviser's duty of loyalty, the adviser must cast the proxy votes of securities of its clients over which it exercises proxy voting authority in a manner consistent with the best interest of its clients and must not subrogate client interests to its own.

Pursuant to Investment Advisers Act Rule 206(4)-6, HCM has adopted this Proxy Voting Policies and Procedures to be followed where HCM has the authority to exercise proxies for securities in the accounts of its clients. Notwithstanding these Policies and Procedures, if, at any time reasonably in advance of the time when a proxy must be exercised, a client requests HCM to vote the proxies for shares beneficially owned by that client in a certain manner, HCM will follow that instruction.

In discharging its duties to vote a client's proxy, HCM is not required to become a shareholder activist, e.g. engaging in soliciting proxies or supporting or opposing matters before shareholders. Rather, HCM is obligated to be reasonably informed about the company and to have reviewed and be familiar with the issues raised in the proxy materials distributed in advance of the shareholder meeting. There may be instances where HCM determines that overall it is in the client's best interest if HCM does not exercise the proxy for voting the shares held for the benefit of that client.

Accounts Subject to the Employee Retirement Income Securities Act of 1974 ("ERISA")

The Department of Labor's Interpretive Bulletin 94-2, 29 CFR 2509.94-2, discusses the voting of proxies appurtenant to shares of a corporation's stock that is held by or for an employee benefit plan that is subject to ERISA. With respect to such plans for which HCM serves as an investment manager, HCM will act in a manner consistent with that Interpretive Bulletin. In particular, where the named fiduciary of the plan has reserved to itself (or to another fiduciary in accordance with the plan document) the right to direct the voting of some or all proxies, HCM will deliver to such fiduciary all such proxy materials for exercise by that plan fiduciary. Where the named fiduciary has not reserved such voting right but has expressly conditioned HCM's engagement as investment manager upon compliance with a statement of investment policy that includes policies on proxy voting, HCM will vote the proxies for shares in the plan's accounts managed by HCM in a manner consistent with such policies except to the extent HCM determines that adherence to such policies would violate its fiduciary duties under ERISA.

In all other cases where HCM has been appointed as an investment manager for an ERISA plan, HCM will vote the proxies for shares of stock under HCM's control that are held for such plan in a manner consistent with its fiduciary duties under ERISA and with a view to enhancing the value of the shares of stock, taking into account the period over which HCM expects to hold such shares for the plan. HCM will maintain accurate records of its voting of shares of stock held for such plans and will make such records or extracts thereof available to plan administrators and fiduciaries upon request.

The above policies regarding proxy voting for ERISA plans will take precedence over the following general proxy voting guidelines in the event of any conflict between them.

PROXY VOTING

Proxy Voting Committee

HCM has established the Investment Policy Committee ("IPC"). The IPC consists of HCM's equity investment analysts ("Analysts"), its portfolio managers and its Chief Investment Officer, Mr. Lou Holland. Mr. Holland chairs the IPC. The IPC is responsible for implementing these Proxy Voting Policies and Procedures and for periodically reviewing and revising them. The IPC intends to review these Proxy Voting Policies and Procedures no less frequently than annually.

HCM subscribes to Investor Responsibility Research Center an unaffiliated third party corporate governance research service ("IRRC") that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping and vote disclosure services. In determining whether, and, if so, how to vote proxies HCM's IPC considers the IRRC recommendations, among other matters.

Conflicts of Interest

From time-to-time HCM may have conflicts related to proxy voting. As a matter of policy, HCM's portfolio managers, IPC members, and other HCM officers, partners, and employees will not be influenced by outside sources whose interests conflict with the interests of clients. Any such person who becomes aware of a material conflict between the interests of a client and the interests of HCM relating to a particular proxy vote shall immediately disclose that conflict to the IPC. The IPC is responsible for monitoring and resolving such conflicts, as discussed below. Examples of potential conflicts of interest include:

         Business Relationships. A proxy voting proposal relating to a company or other persons with which HCM, or an affiliate, has a material business relationship may cause a conflict if failure to vote in a manner favorable to such company or other persons could harm HCM's relationship with that company. One example is where HCM is or seeks to be appointed manager of a company's pension plan and would be looked to by the company and its officers to vote in favor of all of management's proposals and against those opposed by management.

         Personal or Familial Relationships. A proxy voting proposal relating to a company or situation where HCM, or an officer, partner, or employee of HCM, or an affiliate has a personal or familial relationship, e.g. spouse, close personal friend or family relative, with one or more present or prospective directors of that company, may cause a conflict of interest.

In the case of a conflict of interest or the appearance of a conflict of interest that fact will be disclosed to the IPC in connection with the IPC's deliberations on whether and how to vote proxies for that company. The attached Proxy Voting Guidelines set forth the guidelines that the IPC will follow as a general matter, particularly in the cases of conflicts of interests between those of HCM and the client.

GENERAL PROCEDURES

HCM's Client Service department ("Client Service") is responsible for administering the proxy voting process. IRRC is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, IRRC maintains copies of all proxy statements received from issuers and provides such materials to HCM.

The firm's IPC is responsible for voting proxies on securities held in advisory clients' accounts. The IPC makes all decisions regarding the purchase and sale of securities for clients' portfolios. Since equity accounts are generally managed using the same investment philosophy and process, most accounts hold the same securities. Votes cast for the same security held in multiple advisory clients' accounts will generally be voted the same unless this would be in conflict with the client's goals, objectives, and/or directives. This could result in a different vote cast for the same security held in multiple clients' accounts.

Client Service works with IRRC to ensure that all meeting notices and proxy matters are communicated to the Analysts and portfolio managers for consideration pursuant to these Guidelines. Client Service provides each Analyst and portfolio manager with a weekly report summarizing all upcoming proxy votes in his or her area of research coverage. The Analysts and portfolio managers are provided with copies of the proxy statements. In addition, Analysts and portfolio managers have on-line view access to IRRC's database to review the proxy statements, upcoming proxy votes, company management recommendations, and ISS's vote recommendations and proxy issue analysis.

A primary factor the IPC uses in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management. Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significance in the IPC's consideration of how to vote that proxy.

While the IPC relies primarily on these Guidelines in casting votes, each proxy issue is voted on a case-by-case basis. HCM reviews and considers ISS vote recommendations as well as each company's management vote recommendations. However, the IPC vote may not be consistent with these recommendations, and instances may occur where the IPC will vote a proxy inconsistent with the recommendations of management and IRRC. Additionally, the proxies and related proxy issues generally vary among companies, so the IPC vote may vary from company-to-company. After detailed analysis, vote recommendations are communicated by the Analyst and/or portfolio manager to the IPC which makes the final vote decision. The IPC generally votes proxies consistent with the Guidelines, and Client Service is instructed to vote all proxies accordingly, unless the IPC indicates otherwise. The IPC, and each Analyst and portfolio manager is responsible for monitoring proxy proposals for issuers in their respective research coverage areas and of notifying Client Service of circumstances where the interests of HCM's clients may warrant a vote contrary to the Guidelines. In such instances, the Analyst and/or portfolio manager will submit a written recommendation to the IPC which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the IPC generally will vote consistent with the Guidelines.

In the event the IPC, an Analyst, or portfolio manager identifies a material conflict of interest relating to a particular proxy proposal the affected Analyst or portfolio manager will be required to recuse himself or herself from the proxy voting process, and the IPC will be responsible for reviewing the proposal and determining the vote. In all instances, the Analyst or portfolio manager will be required to provide the IPC with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the Analyst or portfolio manager will disclose to the IPC any contact he or she has had with persons outside of HCM regarding the proxy issue. The IPC will review the Analyst's or portfolio manager's voting recommendation and all relevant facts and circumstances and determine how the proxy should be voted. If the IPC believes the application of the Guidelines is not in the best interests of clients, the IPC may vote contrary to the Guidelines, and it will document its voting rationale.

HCM will attempt to process every proxy vote it receives. There may be instances where HCM may not be given enough time to process a proxy vote. For example, HCM, through no fault of its own, may receive a meeting notice too late to act or may be unable to obtain a timely translation so it could vote the shares.

HCM reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has represented to HCM that their position on a particular issue differs from HCM's position.

Recordkeeping

HCM retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by HCM regarding votes cast contrary to the Guidelines. In addition, any document prepared by HCM that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, IPC materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by IRRC and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 5 years, the first 2 years at HCM's office.

Proxy Voting Disclosure

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Holland's website at www.hollandcap.com. You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the Fund for the prior 12-month period ended June 30 by logging on to Holland's internet site at www.hollandcap.com or the SEC's website at http://www.sec.gov.

                                      * * *

                                    EXHIBIT A

HCM PROXY VOTING GUIDELINES

The following is a summary of HCM's proxy voting guidelines. HCM has engaged Investor Responsibility Research Center("IRRC"), an unaffiliated proxy voting and research service, to assist in the voting of proxies. IRRC makes proxy voting recommendations to HCM based on these Guidelines.

1.       Auditors

Vote FOR proposals to ratify auditors proposed by an audit committee of independent directors, unless any of the following apply:

         An auditor has a financial interest in or association with the company, and is therefore not independent

         Fees for non-audit services are excessive, including, among others, equal to or greater than the fees for audit services, or

         There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.       Board of Directors

Voting on Director Nominees in Uncontested Elections

In uncontested board elections, HCM will generally vote in favor of management's directors because HCM believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. Nonetheless, votes on director nominees will be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board and committee meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote, on a CASE-BY-CASE basis, on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by IRRC's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where IRRC recommends in favor of the dissidents, it also recommends voting for reimbursing proxy solicitation expenses.

5.       Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by IRRC.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

               It is intended for financing purposes with minimal or no dilution to current shareholders; and

               It is not designed to preserve the voting power of an insider or significant shareholder.

9.       Executive and Director Compensation

Votes with respect to compensation plans shall be determined on a CASE-BY-CASE basis. The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, IRRC will value every award type. IRRC will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once IRRC determines the estimated cost of the plan, they will compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE- BY-CASE basis giving consideration to the following:

         Historic trading patterns
         Rationale for the repricing
         Value-for-value exchange
         Option vesting
         Term of the option
         Exercise price
         Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans will be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

         Purchase price is at least 85 percent of fair market value;

         Offering period is 27 months or less; and

         Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, IPC will vote on a CASE-BY-CASE basis. While a wide variety of factors goes into each analysis, the overall principal guiding all vote decisions focuses on how the proposal will enhance the economic value of the company.

                                      * * *

                                OTHER INFORMATION

Item 23.    Exhibits

            (a)(1).     Certificate of Trust and Agreement and

                        Declaration of Trust of The Holland Trust.1

            (a)(2). Certificate of Amendment of the Certificate of Trust and Revised Agreement and Declaration of Trust of The Lou Holland Trust.2

            (b)(1).     By-Laws of The Holland Trust.1

            (b)(2).     Revised By-Laws of The Lou Holland Trust.8

            (c).        Specimen Certificate of Share of the Growth Fund.2

            (d). Investment Management and Administration Agreement by and between The Holland Trust and Holland Capital Management.3

            (e). Distribution Agreement between the Holland Trust and HCM Investments, Inc.3

            (f).        Not applicable.


            (g).        Custodian Agreement between The Lou Holland Trust and
                        U.S. Bank11

            (h). Transfer Agent Agreement by and between The Lou Holland Trust and U.S. Bancorp Fund Services, LLC.11


            (h)(1). Administration Agreement by and between The Lou Holland Trust and Fiduciary Management, Inc. 9

            (h)(2). Expense Limitation Agreement by and between The Lou Holland Trust and Holland Capital Management.3

            (h)(3)(a).  Amendment to Expense Limitation Agreement. 4

            (h)(4). Form of Service Agreement between Holland Capital Management and Financial Intermediaries7

            (i).        Not applicable.


            (j)(1).     Consent of Independent Auditors. 10

            (j)(2).     Consent of Jorden Burt 10

            (k)         Not applicable.

            (l). Share Subscription Agreement by and between Holland Capital Management and The Holland Trust.3

            (m).        Not applicable.

            (n).        Not applicable.

            (o).        Reserved.


            (p). Code of Ethics with Respect to Securities Transactions of Access Persons of The Lou Holland Trust 11

            (p)(1) Code of Ethics and Conduct of Holland Capital Management, L.P.11



--------------------------------------------------------------------------------
            1 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

            2 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

            3 Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

            4 Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

            5 Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

            6 Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

            7 Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

            8 Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).


            9 Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

            10    To be filed by amendment.

            11    Filed herewith
--------------------------------------------------------------------------------

Item 24.          Persons Controlled by or under Common Control with the Trust.

                  None.

Item 25.          Indemnification

                  Reference is made to the Registrant's By-Laws (Article VI) filed herein as Exhibit (b) to this Registration Statement. The Trust's By-Laws provide that the Registrant will indemnify its Trustees and officers, employees, and other agents to the extent permitted or required by Delaware law. The By-Laws require that either a majority of the Trustees who are neither "interested persons" of the Trust (within the meaning of the 1940 Act) nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

                  Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (i) a final decision by a court or other body before whom the proceeding is brought that the Trustee or officer was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the 1940 Act) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that the Trustee or officer is not entitled to the indemnification) and one of three other conditions is satisfied: (i) the Trustee or officer provides security for his of her agreement to repay;
                  (ii) the Registrant is insured against loss by reason of lawful advances; or (iii) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

                  Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of the Investment Manager.

                  Certain information pertaining to business and other connections of the Investment Manager is hereby incorporated by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." Set forth below is a list of each director and officer of the Investment Manager indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each individual listed in the table below is Suite 700, One North Wacker Drive, Chicago, Illinois 60606.

     ------------------------------------ ----------------------------------------- ----------------------------------
                    Name                    Position with the Investment Manager
                                                                                      OTHER BUSINESS OR CONNECTION
     ------------------------------------ ----------------------------------------- ----------------------------------
     Louis A. Holland                      Managing Partner and Chief Investment                  None
                                                          Officer
     ------------------------------------ ----------------------------------------- ----------------------------------
     Catherine E. Lavery                  Partner and Chief Administrative Officer                None
     ------------------------------------ ----------------------------------------- ----------------------------------
     Monica L. Walker, CPA                     Partner and Portfolio Manager                      None
     ------------------------------------ ----------------------------------------- ----------------------------------
     Laura J. Janus, CFA                       Partner and Portfolio Manager                      None
     ------------------------------------ ----------------------------------------- ----------------------------------
     Carl R. Bhathena                              Senior Equity Analyst                          None
     ------------------------------------ ----------------------------------------- ----------------------------------

     Allison Grant Williams                  Managing Director-Client Service &        Capri Capital LP 2002-2003
                                                         Marketing                    Grant Partners LLC 2003-2004
     ------------------------------------ ----------------------------------------- ----------------------------------
     Susan M. Chamberlain                         Chief Compliance Officer             Quantlab Capital Management
                                                                                                2002-2004
     ------------------------------------ ----------------------------------------- ----------------------------------

     Janet S. Henry, CFA                        Senior Fixed Income Analyst                       None
     ------------------------------------ ----------------------------------------- ----------------------------------
     Valerie King                                  Director of Marketing                          None
     ------------------------------------ ----------------------------------------- ----------------------------------
     Stuart McDermott, CFA                         Senior Equity Analyst                          None
     ------------------------------------ ----------------------------------------- ----------------------------------
     Michelle E. RhodesBrown, CFA                  Senior Equity Analyst                          None
     ------------------------------------ ----------------------------------------- ----------------------------------
     Charles M. Sloan, CFA                         Senior Equity Analyst            Bufka & Rogers from June,2001 to
                                                                                               April, 2003
     ------------------------------------ ----------------------------------------- ----------------------------------
     Thomas Van Vuren, CFA                             Equity Analyst                  Gannett Welsh & Kotter from
                                                                                    November, 1998 to September, 2001
     ------------------------------------ ----------------------------------------- ----------------------------------
     Nicholas Zimmerman                                Equity Analyst                             None
     ------------------------------------ ----------------------------------------- ----------------------------------

Item 27.          Principal Underwriters.

                  (a) There is no investment company other than the Trust for which the principal underwriter of the Trust also acts as principal underwriter, depositor or investment adviser.

                  (b) Set forth below is information concerning each director and officer of the Distributor, as of the date of this filing.

         ------------------------------------- ---------------------------- ----------------------------
                                               Positions and Offices with   Positions and Offices with
                         Name                          Underwriter                   the Trust
         ------------------------------------- ---------------------------- ----------------------------
         Louis A. Holland                      Managing Partner and Chief     President, Trustee and
                                                   Investment Officer        Chairman of the Board of
                                                                                     Trustees
         ------------------------------------- ---------------------------- ----------------------------
         Catherine E. Lavery                        Partner and Chief                  None
                                                 Administrative Officer
         ------------------------------------- ---------------------------- ----------------------------
         Monica L. Walker, CPA                    Partner and Portfolio              Secretary
                                                         Manager
         ------------------------------------- ---------------------------- ----------------------------
         Laura J. Janus, CFA                      Partner and Portfolio              Treasurer
                                                         Manager
         ------------------------------------- ---------------------------- ----------------------------
         Carl R. Bhathena                         Senior Equity Analyst                None
         ------------------------------------- ---------------------------- ----------------------------

         Allison Grant Williams                 Managing Director-Client    Capri Capital LP 2002-2003
                                                   Service & Marketing          Grant Partners LLC
                                                                                     2003-2004
         ------------------------------------- ---------------------------- ----------------------------
         Susan M. Chamberlain                   Chief Compliance Officer         Quantlab Capital
                                                                               Management 2002-2004
         ------------------------------------- ---------------------------- ----------------------------

         Janet S. Henry, CFA                   Senior Fixed Income Analyst             None
         ------------------------------------- ---------------------------- ----------------------------
         Valerie King                             Director of Marketing                None
         ------------------------------------- ---------------------------- ----------------------------
         Stuart McDermott, CFA                    Senior Equity Analyst                None
         ------------------------------------- ---------------------------- ----------------------------
         Michelle E. RhodesBrown, CFA             Senior Equity Analyst                None
         ------------------------------------- ---------------------------- ----------------------------
         Charles M Sloan, CFA                     Senior Equity Analyst                None
         ------------------------------------- ---------------------------- ----------------------------
         Thomas Van Vuren, CFA                       Equity Analyst                    None
         ------------------------------------- ---------------------------- ----------------------------
         Nicholas Zimmerman                          Equity Analyst                          None
         ------------------------------------- ---------------------------- ----------------------------

                  The principal business address of each person listed above is One North Wacker Drive, Suite 700, Chicago, Illinois 60606.

Item 28.          Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by section 31(a) of the Investment Company Act and the rules under that section are maintained by the Registrant or the Registrant's Investment Manager and Distributor, Holland Capital Management, L.P., One North Wacker Drive, Suite 700, Chicago, IL 60606; or the Registrant's Administrator, Fiduciary Management, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202; or the Registrant's Transfer Agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53201; or the Registrant's Custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202.

Item 29.          Management Services.

                  The Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 30.          Undertakings.

                  Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder Communications.

                  Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with shareholders of the Fund, the Trustees will inform such shareholders as to the approximate number of shareholders of record and the approximate costs of mailing or afford said shareholders access to a list of shareholders.

                  Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 14 to its Registration Statement No. 333-00935 to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 3rdday of March, 2005.


                                                          THE LOU HOLLAND TRUST

                                                          /s/Louis A. Holland
                                                          --------------------

                                                          By:  Louis A. Holland
                                                               Chairman of the
                                                               Board of Trustees

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                     Title                                Date


/s/Louis A. Holland           President & Chairman of              March 3, 2005
                              the Board of Trustees

/s/Laura J. Janus             Treasurer                            March 3, 2005

/s/James H. Lowry             Trustee                              March 3, 2005

/s/Carla S. Carstens          Trustee                              March 3, 2005

/s/JoAnn Sannasardo Lilek     Trustee                              March 3, 2005

/s/Robert M. Steiner          Trustee                              March 3, 2005

                                  EXHIBIT INDEX

EX-99. (g)        Custodian Agreement between The Lou Holland Trust and U.S.
                  Bank

Ex-99. (h)        Transfer Agent Agreement by and between the Lou Holland Trust and U.S. Bankcorp Fund Services, LLC

EX-99 (p)         Code of Ethics with Respect to Securities Transactions of
                  Access Persons of The Lou Holland Trust

EX-99. (p)(1)     Code of Ethics and Conduct of Holland Capital Management, LP